UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-24083

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StepStone Private Equity Strategies Fund

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(Exact name of registrant as specified in charter)

128 S Tryon St., Suite 1600

Charlotte, NC 28202

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(Address of principal executive offices) (Zip code)

Robert W. Long

Chief Executive Officer

StepStone Group Private Wealth LLC

128 S Tryon St., Suite 1600

Charlotte, NC 28202

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(Name and address of agent for service)

Registrant’s telephone number, including area code: (704) 215-4300

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Date of fiscal year end: March 31

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Date of reporting period: March 31, 2026

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) The Report to Shareholders is attached herewith.

StepStone Private Equity Strategies Fund

Consolidated Financial Statements

For the Period September 8, 2025* through March 31, 2026

Annual Report

* The Fund commenced operations on September 8, 2025. See Note 1 in the accompanying notes to consolidated financial statements.

StepStone Private Equity Strategies Fund

Table of Contents

For the Period Ended March 31, 2026

Management’s Discussion of Fund Performance (unaudited)	2 - 3
Report of Independent Registered Public Accounting Firm	4
Consolidated Schedule of Investments	5 - 10
Consolidated Statement of Assets and Liabilities	11 - 12
Consolidated Statement of Operations	13
Consolidated Statement of Changes in Net Assets	14
Consolidated Statement of Cash Flows	15 - 16
Consolidated Financial Highlights	17 - 19
Notes to Consolidated Financial Statements	20 - 30
Trustees and Officers (unaudited)	31 - 32
Other Information (unaudited)	33
Privacy Notice (unaudited)	34 - 36

StepStone Private Equity Strategies Fund

Management’s Discussion of Fund Performance (unaudited)

March 31, 2026

Introduction

StepStone Private Equity Strategies Fund (“STPEX” or the “Fund”) is a private equity solution that seeks to generate long-term capital appreciation. The Fund launched in September 2025 and maintains a strategy of investing in private equity assets via co-investments, secondary investments and primary investments. STPEX offers access to private equity investments with exposure that varies across sectors, markets and investment partners with a focus on managing risk and targeting attractive risk-adjusted returns.

Designed specifically for individual investors and small institutions, STPEX’s investor-centric structure emphasizes convenience, efficiency and transparency. As an evergreen fund, STPEX raises capital daily while providing liquidity through semi-annual repurchase offers. There are no ongoing capital calls. Investors will receive dividend distributions, and tax reporting is provided via Form 1099.

Investment Activity, Performance1 and Benchmark

As of March 31, 2026, the Fund invested in 163 positions and reached total net assets of $1,669.8 million. We are pleased to report that STPEX (Class I) generated a total return of 17.37% for the period ended March 31, 2026, compared to the MSCI World Index,2 STPEX’s primary benchmark, which reported gains of 2.16% during the same period.

The Fund deploys capital in a diversified pool of secondaries, co-investments and primaries with investment managers believed to deliver above-average returns. Unrealized gains on investments total approximately $188.9 million for the period ended March 31, 2026, and were the primary driver of the Fund’s total return.

Contributions to the Fund’s performance were led by exposure to assets with compelling valuation profiles and strong market positioning. There were no material detractors from the Fund’s performance over the period.

Liquidity

We believe STPEX has ample liquidity to meet its obligations and is well-positioned to execute on investment opportunities in the upcoming year. As of March 31, 2026, STPEX held $330.0 million of cash as well as $251.3 million of short-term investments and had $150.0 million available to be drawn under its credit facility3.

Investment Approach

STPEX seeks to offer investors access to a broadly diversified private equity strategy focused on investments that vary across industry sectors and geographies, whereby the adviser utilizes a variety of investment partners to source investment opportunities for the Fund.

This commentary reflects the viewpoints of StepStone Group Private Wealth LLC as of March 31, 2026 and is not intended as a forecast or guarantee of future results.

Total Returns as of March 31, 20261,4

Since Inception
StepStone Private Equity Strategies Fund, Class I	17.37%
StepStone Private Equity Strategies Fund, Class D	17.24%
StepStone Private Equity Strategies Fund, Class S	16.87%
MSCI World Index[2]	2.16%

StepStone Private Equity Strategies Fund

Management’s Discussion of Fund Performance (unaudited) (continued)

March 31, 2026

Performance of a $1,000,000 Investment (as of March 31, 2026)

The chart above represents the hypothetical growth of a $1,000,000 investment in Class I shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in fee structures, specifically the distribution and shareholder servicing fees associated with brokers, dealers and certain registered investment advisers and other financial intermediaries.

The performance data quoted herein represents past performance, and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance does not predict future performance.

The Fund’s performance assumes the reinvestment of dividends. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Performance is cumulative and represents the percent change in NAV and assumes reinvestment of all distributions pursuant to the Fund’s distribution reinvestment plan.

2 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The MSCI World Index is a total return index and STPEX’s primary benchmark.

3 See Note 7 to the consolidated financial statements for further details on the credit facility.

4 The date of inception for all share classes is September 8, 2025.

Ernst & Young LLP One Manhattan West New York, NY 10001-8604	Tel: +1 212 773 3000 ey.com

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

StepStone Private Equity Strategies Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of StepStone Private Equity Strategies Fund (the “Fund”), including the consolidated schedule of investments, as of March 31, 2026, and the related consolidated statements of operations, changes in net assets, and cash flows, and the consolidated financial highlights for the period from September 8, 2025 (commencement of operations) to March 31, 2026, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at March 31, 2026, and the consolidated results of its operations, changes in its net assets, its cash flows, and its consolidated financial highlights for the period from September 8, 2025 (commencement of operations) to March 31, 2026, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodians and investment funds; when replies were not received from investment funds, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the StepStone Group LP investment companies since 2020.

New York, New York

May 30, 2026

A member firm of Ernst & Young Global Limited 4

StepStone Private Equity Strategies Fund

Consolidated Schedule of Investments

March 31, 2026

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Co-Investments - Non-Controlled/Non-Affiliated - 7.6% of NAV					1,2,3,4
Europe - 0.5% of NAV
Athora Holding Ltd	Private Equity	03/20/2026	$7,635,812	$7,618,161	*,⁺,5
Total Europe			$7,635,812	$7,618,161
North America - 6.1% of NAV
ActiveProspect Five Elms, L.P.	Private Equity	12/30/2025	$17,178,667	$17,936,528	*,5
Gator Co-Invest LI, L.P.	Private Equity	10/21/2025	3,268,291	3,228,816	*,6
Gator Co-Invest VE, L.P.	Private Equity	11/12/2025	11,250,000	11,270,347	*,5
HS Sky LLC	Private Equity	12/22/2025	40,447,706	47,410,626	*,5
Imaginary Venture Capital NK-1, L.P.	Private Equity	02/10/2026	10,000,000	10,000,001	*,5
MDCP Co-Investors (Chicago-C), L.P.	Private Equity	10/28/2025	9,036,545	10,572,961	*,5
Total North America			$91,181,209	$100,419,279
Rest of the World - 1.0% of NAV
MC Accelerate Co-Invest Feeder LP	Private Equity	09/26/2025	$10,065,799	$17,092,434	*,5
Total Rest of the World			$10,065,799	$17,092,434
Total Non-Controlled/Non-Affiliated Co-Investments			$108,882,820	$125,129,874

Secondary Investments - Non-Controlled/Non-Affiliated - 69.9% of NAV					1,2,3,4
Europe - 8.0% of NAV
Advent International GPE IX Limited Partnership	Private Equity	03/31/2026	$3,153,759	$3,434,636	*,⁺,5
Advent International GPE VIII-B-3 Limited Partnership	Private Equity	12/31/2025	2,171,984	2,120,362	*,5
Advent International GPE VIII-C Limited Partnership	Private Equity	12/31/2025	1,566,574	1,660,819	*,5
Advent International GPE X-C Limited Partnership	Private Equity	03/31/2026	3,368,823	3,643,911	*,⁺,5
Albea Co-Invest SCSp	Private Equity	03/31/2026	1,589,885	2,442,769	*,⁺,5
Bain Capital Europe Fund V, SCSp	Private Equity	03/31/2026	2,207,085	2,758,741	*,⁺,5
EMK Capital Partners II LP	Private Equity	12/31/2025	19,529,257	21,624,434	⁺,5
Epiris Fund II (B) L.P.	Private Equity	09/30/2025	3,860,233	5,144,072	*,⁺,5
Exponent Private Equity Partners III, LP	Private Equity	09/30/2025	2,681,190	2,704,504	*,⁺,5
Generali Lion River Fund XV SCSp	Private Equity	11/20/2025	37,479	37,479	*,⁺,5
Generali Lion River Secondary Fund I SCSp	Private Equity	11/20/2025	5,735,449	6,529,414	*,⁺,5
MML Dorchester SCSp	Private Equity	12/17/2025	6,100,267	7,668,464	*,⁺,5
Nordic Capital IX Beta, L.P.	Private Equity	03/31/2026	8,946,835	10,100,469	*,⁺,5
PAI Europe VII-1	Private Equity	03/31/2026	5,485,207	8,064,529	*,⁺,5
Red Garden Invest (E) AB	Private Equity	03/31/2026	13,233,983	13,380,401	*,⁺,5
Sixth Cinven Fund Limited Partnership	Private Equity	03/31/2026	897,486	2,547,034	*,⁺,5
Verdane Capital IX (D) AB	Private Equity	03/31/2026	1,005,744	986,100	*,⁺,5
Verdane Capital X (D) AB	Private Equity	03/31/2026	4,243,811	4,983,915	*,⁺,5
Verdane Freya XI (D2) AB	Private Equity	03/31/2026	2,775,144	3,803,235	*,⁺,5
Verdane Freya XII (D2) AB	Private Equity	03/31/2026	—	—	*,⁺,5
VVI I S.C.Sp.	Private Equity	02/27/2026	11,589,462	15,085,883	*,⁺,5
VVI SIV I S.C.Sp.	Private Equity	02/27/2026	5,804,312	7,328,629	*,⁺,5
WSOF IV Feeder C.V.	Private Equity	12/16/2025	6,968,186	7,285,836	*,⁺
Total Europe			$112,952,155	$133,335,636

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Equity Strategies Fund

Consolidated Schedule of Investments (continued)

March 31, 2026

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
North America - 60.6% of NAV
Accel-KKR Capital Partners V, LP	Private Equity	03/31/2026	$7,765,018	$6,647,953	*,⁺,5

AlpInvest Co-Investment Fund (Offshore Feeder) VII, L.P.	Private Equity	01/02/2026	10,472,908	12,717,548	⁺,5
American Industrial Partners Capital Fund V, L.P.	Private Equity	03/31/2026	352,284	340,564	*,⁺,5
American Industrial Partners Capital Fund VI, L.P.	Private Equity	03/31/2026	1,684,382	1,445,708	*,⁺,5
Apollo Overseas Partners (Delaware) IX, L.P.	Private Equity	01/02/2026	8,669,435	10,808,894	⁺,5
Apollo Overseas Partners X, L.P.	Private Equity	01/02/2026	3,024,063	4,337,034	⁺,5
Aquiline Financial Services Fund IV L.P.	Private Equity	10/01/2025	4,346,270	5,693,169	⁺,5
Arbor Investments V-A, L.P.	Private Equity	03/31/2026	2,004,561	2,295,712	*,⁺,5
Audax Private Equity Fund VI-B, L.P.	Private Equity	12/31/2025	2,424,583	2,776,991	*,5
Bain Capital Fund XI, L.P.	Private Equity	03/31/2026	536,990	538,089	*,⁺,5
Bain Capital Fund XII, L.P.	Private Equity	03/31/2026	1,181,494	2,157,931	*,⁺,5
Bain Capital Fund XIII, L.P.	Private Equity	03/31/2026	3,126,274	4,014,700	*,⁺,5
Berkshire Fund IX-A, L.P.	Private Equity	01/02/2026	3,501,306	3,658,336	*,⁺,5
Blackstone Capital Partners VIII L.P.	Private Equity	03/31/2026	6,794,195	7,172,448	*,⁺,5
Blue Owl GP Stakes IV Offshore Investors LP	Private Equity	01/02/2026	4,828,869	6,257,019	*,⁺,5
Carlyle Partners VII, L.P.	Private Equity	01/05/2026	8,593,466	10,914,717	⁺,5
Carlyle U.S. Equity Opportunity Fund II, L.P.	Private Equity	01/05/2026	2,037,795	2,517,973	*,⁺,5
Centre Lane Partners V, L.P.	Private Equity	01/02/2026	6,655,408	6,513,075	*,⁺,5
CIVC Partners Fund VI, L.P.	Private Equity	12/31/2025	8,555,823	9,876,616	*,⁺,7
CIVC Partners Fund VI-A, L.P.	Private Equity	12/31/2025	986,369	1,113,031	*,⁺,5
Clayton, Dubilier & Rice Fund IX, L.P.	Private Equity	03/31/2026	1,058,326	1,363,893	*,⁺,5
Clayton, Dubilier & Rice Fund X, L.P.	Private Equity	03/31/2026	9,602,824	8,904,929	*,⁺,5,6
Consonance Concord CF PV, L.P.	Private Equity	11/19/2025	9,387,432	14,077,725	*,⁺,5
Excellere Capital Fund II, L.P.	Private Equity	09/30/2025	2,135,056	2,265,323	*,⁺,5
Excellere Capital Fund III, L.P.	Private Equity	09/30/2025	10,653,355	10,565,533	*,⁺,5
Frontier Continuation Fund V, L.P.	Private Equity	11/20/2025	13,610,223	15,146,254	*,⁺,5
FS Equity Partners IX, L.P.	Private Equity	12/31/2025	5,306,307	4,897,446	*,⁺,5
FS Equity Partners VIII, L.P.	Private Equity	12/31/2025	27,082,559	26,232,529	*,⁺,6
Golden Gate Capital Fund VII-A, L.P.	Private Equity	12/31/2025	7,084,122	4,481,091	⁺,5
Golden Gate Capital Opportunity Fund-A, L.P.	Private Equity	12/31/2025	39,155,904	54,642,383	*,⁺,5
Global Infrastructure Partners III-B Feeder Fund, L.P.	Other	03/31/2026	2,186,161	2,808,084	*,⁺,5
GrandBanks Capital Venture Fund II LP	Private Equity	09/30/2025	915,916	1,105,370	*,⁺,5
Great Hill Equity Partners VI, L.P.	Private Equity	12/31/2025	6,474,872	7,925,819	⁺,5,6
Great Hill Equity Partners VI-A, L.P.	Private Equity	12/31/2025	—	183	*,5,6
Great Hill Equity Partners VII, L.P.	Private Equity	12/31/2025	6,570,069	7,125,249	*,⁺,5,6
Great Hill Equity Partners VII-A, L.P.	Private Equity	12/31/2025	974,870	1,053,603	*,5,6
Great Hill Equity Partners VIII, L.P.	Private Equity	12/31/2025	13,824,940	14,552,321	*,⁺,5
GTCR Oak Fund LP	Private Equity	12/16/2025	22,443,304	25,044,681	*,⁺,5
H.I.G. Advantage Buyout Fund, L.P.	Private Equity	01/02/2026	15,930,085	16,376,202	⁺,6
H.I.G. Advantage Buyout Fund II, L.P.	Private Equity	01/02/2026	5,234,071	6,120,961	⁺,6
H.I.G. Middle Market LBO Fund III, L.P.	Private Equity	01/02/2026	20,889,730	22,604,485	*,⁺,6
H.I.G. Middle Market LBO Fund IV, L.P.	Private Equity	01/02/2026	14,124,169	15,353,252	*,⁺,6

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Equity Strategies Fund

Consolidated Schedule of Investments (continued)

March 31, 2026

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Secondary Investments - Non-Controlled/Non-Affiliated (continued)
North America (continued)
H.I.G. Small-Cap & Growth Buyout Fund IV, L.P.	Private Equity	12/31/2025	$379,736	$300,842	*,⁺,5
Hellman & Friedman Capital Partners VIII, L.P.	Private Equity	03/31/2026	2,215,631	3,181,238	*,⁺,5,6
Hellman & Friedman Capital Partners X (Parallel), L.P.	Private Equity	03/31/2026	2,713,898	3,474,957	*,⁺,5
Hellman & Friedman Capital Partners XI (Parallel), L.P.	Private Equity	03/31/2026	—	(4,994)	*,⁺,5
K1 Special Opportunities Fund, L.P.	Private Equity	03/31/2026	23,227,301	29,047,238	*,⁺,5
KIA Teton, L.P.	Private Equity	01/20/2026	11,517,874	19,540,039	*,⁺,5
Kinderhook Capital Waste CV, L.P.	Private Equity	10/21/2025	6,976,110	7,593,629	*,⁺,5
KKR Health Care Strategic Growth Fund L.P.	Private Equity	10/01/2025	3,617,737	3,710,507	⁺,5
KPS Special Situations Fund IV, LP	Private Equity	09/30/2025	259,373	856,031	⁺,6
KPS Special Situations Fund V, LP	Private Equity	09/30/2025	626,968	1,662,955	⁺,6
KPS Special Situations Fund V (A), LP	Private Equity	09/30/2025	3,221,753	3,818,576	⁺,5
KPS Special Situations Fund VI, LP	Private Equity	09/30/2025	61,425	165,753	*,⁺,6
KPS Special Situations Fund VI (A), LP	Private Equity	09/30/2025	457,357	530,131	*,⁺,5
KPS Special Situations Mid-Cap Fund, LP	Private Equity	09/30/2025	327,715	1,223,628	⁺,6
KPS Special Situations Mid-Cap Fund II, LP	Private Equity	09/30/2025	222,900	219,522	*,⁺,6
Linden Capital Partners IV-A LP	Private Equity	09/30/2025	2,736,783	2,972,494	⁺,5
LSCP BTX CV-B LP	Private Equity	03/27/2026	13,710,840	13,500,000	*,⁺,5
Marlin Heritage, L.P.	Private Equity	12/31/2025	2,127,934	2,011,044	*,⁺,5
Marlin Heritage II, L.P.	Private Equity	12/31/2025	4,786,497	4,231,072	*,6
Marlin Heritage II-A, L.P.	Private Equity	12/31/2025	1,203,538	1,057,158	*,⁺,5
Mason Wells Buyout Fund IV, LP	Private Equity	03/31/2026	4,645,897	4,916,088	*,⁺,5
MiddleGround Partners II, L.P.	Private Equity	12/31/2025	14,322,521	14,062,594	*,⁺,5
Monogram Capital Partners I, L.P.	Private Equity	09/30/2025	3,730,925	3,067,223	*,⁺,7
Monogram Capital Partners II, L.P.	Private Equity	09/30/2025	2,634,130	2,251,655	*,⁺,5,7
Monogram Capital Partners III PV, L.P.	Private Equity	09/30/2025	3,869,620	3,608,518	*,⁺,5
Nautic Partners IX, L.P.	Private Equity	12/31/2025	11,149,292	14,131,992	⁺,6
Nautic Partners X, L.P.	Private Equity	12/31/2025	37,202,126	44,574,894	*,⁺,6
Nautic Partners XI, L.P.	Private Equity	12/31/2025	7,406,696	8,591,520	*,⁺,6
Novacap International Industries V, L.P.	Private Equity	03/31/2026	2,969,481	3,513,338	*,⁺,5
OCP North Fund Offshore LP	Private Equity	09/30/2025	37,500,000	46,812,738	*,5
Odyssey Investment Partners Fund V, LP	Private Equity	12/31/2025	1,630,996	1,954,562	*,⁺,5
Odyssey Investment Partners Fund VI, LP	Private Equity	12/31/2025	32,954,346	41,334,655	*,⁺,6
Odyssey Investment Partners Fund VI-A, LP	Private Equity	12/31/2025	1,041,178	1,336,721	*,⁺,6
Onex Partners Leaf CV LP	Private Equity	03/26/2026	11,946,516	17,262,895	*,⁺,5
Peak Rock Capital Fund III LP	Private Equity	01/02/2026	11,923,606	15,725,116	*,⁺,5
Peak Rock Capital Fund III-A LP	Private Equity	01/02/2026	1,544,478	2,001,456	*,⁺,5
PWP Growth Equity Fund I (B) LP	Private Equity	09/30/2025	1,137,345	1,453,212	*,⁺,5
PWP Growth Equity Fund II B LP	Private Equity	09/30/2025	1,304,261	1,813,973	*,⁺,5
Rembrandt Venture Partners Fund Two, L.P.	Private Equity	09/30/2025	959,542	1,158,449	*,6
Roark Capital Partners II Sidecar LP	Private Equity	12/31/2025	3,648,880	3,795,926	*,⁺,5
Roark Capital Partners V (TE) LP	Private Equity	12/31/2025	5,829,796	6,192,773	*,⁺,5

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Equity Strategies Fund

Consolidated Schedule of Investments (continued)

March 31, 2026

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Secondary Investments - Non-Controlled/Non-Affiliated (continued)
North America (continued)
Roark Capital Partners VII (OS) LP	Private Equity	01/02/2026	$—	$—	*,⁺,6
Searchlight Capital II PV, L.P.	Private Equity	03/31/2026	712,778	2,789,526	*,⁺,5
Searchlight Capital II, L.P.	Private Equity	03/31/2026	348,021	1,204,378	*,⁺,5,6
Stellex Capital Partners LP	Private Equity	03/31/2026	1,597,845	1,549,552	*,⁺,5
Stellex Capital Partners II-A LP	Private Equity	03/31/2026	4,619,045	5,114,730	*,⁺,5
Sterling Investment Partners XK Opportunities Fund - A, L.P.	Private Equity	10/23/2025	12,003,890	12,927,206	*,⁺,5
Stone Point CV, L.P.	Private Equity	10/29/2025	10,151,867	11,069,078	*,⁺,5
Summit Partners Growth Equity Fund X-A, L.P.	Private Equity	09/30/2025	29,576,018	33,063,357	*,⁺,6,7
Summit Partners Growth Equity Fund X-B, L.P.	Private Equity	09/30/2025	3,677,459	4,096,309	*,⁺,5
Summit Partners Growth Equity Fund XI-A, L.P.	Private Equity	09/30/2025	20,028,497	22,477,286	*,⁺,6,7
Summit Partners Growth Equity Fund XI-B, L.P.	Private Equity	09/30/2025	2,686,241	3,001,110	*,⁺,5
TA Atlantic and Pacific VI L.P.	Private Equity	03/31/2026	138,405	200,092	*,⁺,5
TA Atlantic and Pacific VII-B L.P.	Private Equity	03/31/2026	1,640,584	1,691,341	*,⁺,5
TA XII-A, L.P.	Private Equity	12/31/2025	4,277,620	4,183,918	*,⁺,6
TA XII-B, L.P.	Private Equity	12/31/2025	1,424,454	1,388,307	*,⁺,5
TA XIII-A, L.P.	Private Equity	12/31/2025	7,471,187	7,662,478	*,⁺,6
TA XIII-B, L.P.	Private Equity	12/31/2025	5,302,957	5,643,659	*,⁺,5
TA XIV-B, L.P.	Private Equity	03/31/2026	3,610,324	3,878,455	*,⁺,5
TA XV-B, L.P.	Private Equity	03/31/2026	1,205,081	1,238,795	*,⁺,5
Thoma Bravo Fund XIII, L.P.	Private Equity	01/02/2026	6,074,232	5,707,303	*,⁺,6
Thoma Bravo Fund XIII-A, L.P. .	Private Equity	01/02/2026	903,230	846,893	*,⁺,5
Thoma Bravo Fund XIV, L.P.	Private Equity	01/02/2026	12,269,481	11,883,384	*,⁺,6
Thoma Bravo Fund XIV-A, L.P.	Private Equity	01/02/2026	2,188,411	2,099,702	*,⁺,5
Thomas H. Lee Equity Fund VIII, L.P.	Private Equity	01/02/2026	12,343,883	15,804,565	*,⁺,6
Thomas H. Lee Equity Fund IX, L.P.	Private Equity	01/02/2026	24,659,205	29,282,960	⁺,6
Thomas H. Lee Parallel Fund VIII, L.P.	Private Equity	01/02/2026	2,473,903	3,162,021	*,⁺,5
Thomas H. Lee Parallel Fund IX, L.P.	Private Equity	01/02/2026	2,285,329	2,707,041	⁺,5
Trident VIII, L.P.	Private Equity	01/02/2026	10,523,035	11,569,057	*,⁺,5
Trident IX, L.P.	Private Equity	01/02/2026	12,102,366	14,086,569	⁺,6
Trive Capital Fund I (Offshore) LP	Private Equity	09/30/2025	228,002	281,121	*,⁺,5
Trive Capital Fund II (Offshore) LP	Private Equity	09/30/2025	1,312,930	1,833,775	⁺,5
Trive Capital Fund III-A LP	Private Equity	09/30/2025	1,069,650	3,028,135	*,⁺,5
TSG9 L.P.	Private Equity	12/31/2025	13,282,162	13,724,720	⁺,6
TSG9 Parallel L.P.	Private Equity	12/31/2025	1,473,930	1,492,370	⁺,5
Vista Equity Endeavor Fund I-A, L.P.	Private Equity	12/31/2025	7,476,805	8,354,456	*,⁺,6
Vista Equity Endeavor Fund II, L.P.	Private Equity	12/31/2025	2,811,173	3,439,553	*,⁺,6
Vista Equity Endeavor Fund II-A, L.P.	Private Equity	12/31/2025	7,262,263	8,809,001	*,⁺,6
Vista Equity Partners Fund V, L.P.	Private Equity	12/31/2025	15,393,890	12,375,390	*,⁺,6
Vista Equity Partners Fund VII, L.P.	Private Equity	12/31/2025	3,653,402	4,048,593	*,⁺,6
Vista Foundation Fund III-A, L.P.	Private Equity	12/31/2025	9,759,741	11,714,430	*,⁺,6
Vista Foundation Fund IV-A, L.P.	Private Equity	01/02/2026	14,194,597	16,066,040	*,⁺,6

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Equity Strategies Fund

Consolidated Schedule of Investments (continued)

March 31, 2026

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Secondary Investments - Non-Controlled/Non-Affiliated (continued)
North America (continued)
Warburg Pincus Financial Sector, L.P.	Private Equity	09/30/2025	$1,979,370	$2,220,988	*,⁺,5
Total North America			$878,122,053	$1,010,814,586
Rest of World - 1.3% of NAV
Bain Capital Asia Fund III, L.P.	Private Equity	03/31/2026	$334,915	$5,139,509	*,⁺,5
Bain Capital Asia Fund IV, L.P.	Private Equity	03/31/2026	1,040,682	1,096,653	*,⁺,5
Fortissimo Capital Fund III (Cayman), L.P.	Private Equity	09/30/2025	818,204	1,675,321	*,⁺,5
Fortissimo Capital Fund IV, L.P.	Private Equity	09/30/2025	2,146,379	3,097,156	*,⁺,5
MC Brazil Special Opportunities Fund STP, LP	Private Equity	03/30/2026	9,780,518	10,490,362	*,⁺,5
Total Rest of World			$14,120,698	$21,499,001
Total Non-Controlled/Non-Affiliated Secondary Investments			$1,005,194,906	$1,165,649,223
Public Securities - Non-Controlled/Non-Affiliated - 0.8% of NAV					1,2,3,4
North America - 0.8% of NAV
Karman Holdings Inc. (169,868 common shares)	Public Securities	09/30/2025	$1,352,062	$13,597,933	*,5,8
Total North America			$1,352,062	$13,597,933
Total Non-Controlled/Non-Affiliated Public Securities			$1,352,062	$13,597,933
Short-Term Investments - Non-Controlled/Non-Affiliated - 15.0% of NAV
Fidelity Investments Money Market Government
Portfolio — Class I, 3.53% (251,300,586 shares)	Money Market	N/A	$251,300,586	$251,300,586	9,10
Total Non-Controlled/Non-Affiliated Short-Term Investments			$251,300,586	$251,300,586
Total Non-Controlled/Non-Affiliated Investments - 93.3% of NAV			$1,366,730,374	$1,555,677,616
Other assets in excess of liabilities - 6.7% of NAV				$114,156,708
Net Assets - 100.0% of NAV				$1,669,834,324

*	Investment is non-income producing.
⁺	Investment has been committed to but has not been fully funded.
1	Geographic region generally reflects the location of the investment manager or company.
2	Investments do not issue shares or hold outstanding principal, except where noted. The terms “shares” and “units” are used interchangeably.
3	Private investments typically do not permit redemptions or withdrawals, except at the discretion of their general partner, manager, or advisor. Final distribution dates are generally unknown unless specified. These investments are fair valued using net asset value as the practical expedient, unless otherwise noted, and are usually acquired through private placements with contractual resale restrictions that do not lapse. Each investment may have been purchased on different dates and for varying amounts. The acquisition date of the first purchase is listed in the Consolidated Schedule of Investments.
4	The fair value of any Secondary Investment, Primary Investment, or Co-Investment has not been calculated, reviewed, verified or in any way approved by any general partner, manager or advisor of such investments (including any of its affiliates).
5	All or a portion of this security is held by STPEX Subsidiary LLC.
6	All or a portion of this security is held by STPEX Cayman LLC.
7	All or a portion of this security is held by STPEX LLC.
8	Investment is subject to contractual resale restrictions and may not be sold or transferred until the lock-up period expires on July 20, 2026.
9	The audited financial statements of the investment can be found at sec.gov.
10	The rate reported is the 7-day effective yield at the period end.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Equity Strategies Fund

Consolidated Schedule of Investments (continued)

March 31, 2026

Summary of Investments by Strategy (as a percentage of total investments)
Co-Investments	8.0%
Investment Funds	8.0%

Secondary Investments	74.9%
Investment Funds	74.9%

Public Securities	0.9%

Short-Term Investments	16.2%
Total Investments	100.0%

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Equity Strategies Fund

Consolidated Statement of Assets and Liabilities

March 31, 2026

Assets
Non-controlled/non-affiliated investments, at fair value (cost $1,366,730,374)	$1,555,677,616
Cash	330,044,660
Investments paid in advance	33,367,397
Receivable for Fund shares sold	22,375,395
Dividend and interest receivable	2,008,713
Receivable for investments sold	900,540
Deferred offering costs	390,393
Distributions receivable from investments	276,154
Prepaid expenses	207,712
Total Assets	1,945,248,580
Liabilities
Revolving credit facility	—
Less deferred debt issuance costs	(600,870)
Revolving credit facility less deferred debt issuance costs	(600,870)
Payable for investments purchased	272,612,413
Management fees payable	2,118,247
Professional fees payable	310,408
Transfer agent fees payable	243,152
Deferred tax liability	457,052
Administration fees payable	164,440
Trustees’ fees payable	39,932
Revolving credit facility interest and fees payable	16,797
Due to Adviser	11,471
Other accrued expenses	41,214
Total Liabilities	275,414,256
Commitments and contingencies (see Note 8)
Net Assets	$1,669,834,324

Composition of Net Assets:
Paid-in capital	$1,474,449,616
Total distributable earnings (accumulated loss)	195,384,708
Net Assets	$1,669,834,324

Class I
Net Assets	$1,669,810,907
Outstanding shares (unlimited number of shares authorized)	142,570,575
Net Asset Value Per Share	$11.71
Class D
Net Assets	$11,727
Outstanding shares (unlimited number of shares authorized)	1,002
Net Asset Value Per Share	$11.70

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Equity Strategies Fund

Consolidated Statement of Assets and Liabilities (continued)

March 31, 2026

Class S
Net Assets	$11,690
Outstanding shares (unlimited number of shares authorized)	1,001
Net Asset Value Per Share	$11.68

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Equity Strategies Fund

Consolidated Statement of Operations

For the Period Ended March 31, 2026*

Investment Income
Non-controlled/non-affiliated investments dividend income	$10,683,788
Bank deposits interest income	7,695,763
Total Investment Income	18,379,551

Expenses
Amortization of deferred investment costs	4,440,720
Management fees	10,413,635
Revolving credit facility interest and fees	1,109,259
Administration fees	920,686
Transfer agent fees	919,200
Professional fees	568,162
Organizational costs	378,944
Amortization of offering costs	376,651
Trustees’ fees	138,234
Chief compliance officer fees	34,984
Distribution and shareholder servicing fees (Class S)	51
Shareholder servicing fees (Class D)	15
Other expenses	282,923
Total Expenses	19,583,464
Net Investment Income (Loss)	(1,203,913)

Net Realized Gain (Loss)
Distributions from non-controlled/non-affiliated investments	11,210,947
Foreign currency transactions	(323,965)
Deferred tax	(172,220)
Total Net Realized Gain (Loss)	10,714,762

Net Change in Unrealized Appreciation (Depreciation)
Non-controlled/non-affiliated investments	188,947,242
Foreign currency translations	126,010
Deferred tax	(284,832)
Total Net Change in Unrealized Appreciation (Depreciation)	188,788,420

Net Increase (Decrease) in Net Assets from Operations	$198,299,269

* The Fund commenced operations on September 8, 2025. See Note 1 in the accompanying notes to consolidated financial statements.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Equity Strategies Fund

Consolidated Statement of Changes in Net Assets

For the Period Ended March 31, 2026*
Change in Net Assets Resulting from Operations:
Net investment income (loss)	$(1,203,913)
Net realized gain (loss)	10,714,762
Net change in unrealized appreciation (depreciation)	188,788,420
Net Increase (Decrease) in Net Assets Resulting from Operations	198,299,269

Distributions from Distributable Earnings:
Class I	(2,936,152)
Class D	(22)
Class S	(15)
Total Distributions from Distributable Earnings	(2,936,189)

Change in Net Assets Resulting from Capital Share Transactions:
Class I
Proceeds from shares issued[1]	1,502,111,594
Reinvestment of distributions	672,702
Repurchase of shares	(28,413,089)
Exchange of shares	(20,000)
Total Class I Transactions	1,474,351,207
Class D
Proceeds from shares issued	—
Reinvestment of distributions	22
Repurchase of shares	—
Exchange of shares	10,000
Total Class D Transactions	10,022
Class S
Proceeds from shares issued	—
Reinvestment of distributions	15
Repurchase of shares	—
Exchange of shares	10,000
Total Class S Transactions	10,015
Change in Net Assets Resulting from Capital Share Transactions	1,474,371,244

Total Increase (Decrease) in Net Assets	1,669,734,324

Net Assets
Beginning of period[1]	100,000
End of period	$1,669,834,324

* The Fund commenced operations on September 8, 2025. See Note 1 in the accompanying notes to consolidated financial statements.

1 Class I had a $100,000 beginning balance from initial seed investment, not included in current period capital share transactions. See Note 1 in the accompanying notes to consolidated financial statements.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Equity Strategies Fund

Consolidated Statement of Cash Flows

For the Period Ended March 31, 2026*

Cash Flows From Operating Activities
Net increase (decrease) in net assets from operations	$198,299,269
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments, net of payable for investments purchased	(824,399,314)
Purchases of short-term investments, net	(251,300,585)
Proceeds from sales of investments, net of receivable for investments sold	100,060
Distributions received from investments, net of distributions receivable from investments	34,182,989
Net realized (gain) loss on distributions from investments	(11,210,947)
Net realized (gain) loss on deferred tax	172,220
Net change in unrealized (appreciation) depreciation on investments	(188,947,242)
Net change in unrealized loss on deferred tax	284,832
Amortization of offering costs	376,651
Amortization of debt issuance costs	239,077
(Increase) Decrease in Assets
Investments paid in advance	(33,367,397)
Dividend and interest receivable	(2,008,713)
Prepaid expenses	(207,712)
Increase (Decrease) in Liabilities
Management fees payable	2,118,247
Professional fees payable	310,408
Revolving credit facility interest and fees payable	16,797
Administration fees payable	164,440
Transfer agent fees payable	243,152
Trustees’ fees payable	39,932
Due to Adviser	11,471
Other accrued expenses	41,214
Net Cash Provided by (Used in) Operating Activities	(1,074,841,151)

Cash Flows from Financing Activities
Proceeds from issuance of shares, net of receivable for fund shares sold	1,437,069,341
Repurchase of shares	(28,413,089)
Distributions paid in cash	(2,263,450)
Debt issuance costs paid	(839,947)
Offering costs paid	(767,044)
Net Cash Provided by (Used in) Financing Activities	1,404,785,811

Net Increase (Decrease) in Cash	329,944,660

Cash
Beginning of period[1]	100,000
End of period	$330,044,660

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Equity Strategies Fund

Consolidated Statement of Cash Flows (continued)

For the Period Ended March 31, 2026*

End of Period Balances
Cash	330,044,660
End of Period Balance	$330,044,660

Supplemental Disclosure of Cash Flow Information
Reinvestment of shareholder distributions	$672,739
Cash paid during the period for interest expense and commitment fees	$1,092,462
In-kind investment contributions received from shareholders	$42,666,858

* The Fund commenced operations on September 8, 2025. See Note 1 in the accompanying notes to consolidated financial statements.

1 Class I had a $100,000 beginning balance from initial seed investment. See Note 1 in the accompanying notes to consolidated financial statements.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Equity Strategies Fund

Consolidated Financial Highlights

Class I

Per share operating performance for a capital share outstanding throughout each period

For the Period Ended March 31, 2026*
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$10.00
Activity from investment operations:
Net investment income (loss)[1]	(0.01)
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments[2]	1.74
Total from investment operations	1.73
Less distributions:
From net investment income	(0.02)
Total distributions	(0.02)
Net Asset Value per share, end of period[3]	$11.71

Net Assets, end of period (in thousands)[3]	$1,669,811

Ratios to average net assets[4]
Net investment income (loss)[5]	(0.19)%
Expenses[6]	3.04%
Total return3 7	17.37%
Portfolio turnover rate[8]	0.17%

As of March 31, 2026
Senior Securities:
Total borrowings (in thousands)	$—
Asset coverage per $1,000 unit of senior indebtedness[9]	N/A

*	The Fund commenced operations on September 8, 2025. See Note 1 in the accompanying notes to consolidated financial statements.
1	Per share data calculated using average shares method.
2	Includes balancing amounts necessary to reconcile the change in net asset value per share for the period.
3	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
4	Ratios do not reflect the proportionate share of income and expenses originating from the Fund’s underlying Investments.
5	Net investment income (loss) ratios have been annualized for periods of less than twelve months, except for organizational costs which are one-time expenses. Ratios exclude deferred tax provisions (Note 13). Taxes, if any, are disclosed separately in the Statement of Operations.
6	Expense ratios have been annualized for periods of less than twelve months, except for organizational costs which are one-time expenses. Ratios exclude deferred tax provisions (Note 13). Taxes, if any, are disclosed separately in the Statement of Operations.
7	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends at net asset value during the period and repurchase on the last day of the period at net asset value. Total return calculated for a period of less than one year is not annualized.
8	Excluding short-term investments, the portfolio turnover rate represents the lesser of the Fund’s purchases or sales of investments for the period divided by the average monthly fair value of the Fund’s investments during the period. Results for periods of less than one year are not annualized.
9	Calculated by subtracting the Fund’s total liabilities (excluding borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Equity Strategies Fund

Consolidated Financial Highlights (continued)

Class D

Per share operating performance for a capital share outstanding throughout each period

For the Period Ended March 31, 2026*
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$10.00
Activity from investment operations:
Net investment income (loss)¹	(0.03)
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments²	1.75
Total from investment operations	1.72
Less distributions:
From net investment income	(0.02)
Total distributions	(0.02)
Net Asset Value per share, end of period³	$11.70

Net Assets, end of period (in thousands)³	$12

Ratios to average net assets⁴
Net investment income (loss)⁵	(0.43)%
Expenses⁶	3.28%
Total return³ ⁷	17.24%
Portfolio turnover rate⁸	0.17%

As of March 31, 2026
Senior Securities:
Total borrowings (in thousands)	$—
Asset coverage per $1,000 unit of senior indebtedness[9]	N/A

*	The Fund commenced operations on September 8, 2025. See Note 1 in the accompanying notes to consolidated financial statements.
1	Per share data calculated using average shares method.
2	Includes balancing amounts necessary to reconcile the change in net asset value per share for the period.
3	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
4	Ratios do not reflect the proportionate share of income and expenses originating from the Fund’s underlying Investments.
5	Net investment income (loss) ratios have been annualized for periods of less than twelve months, except for organizational costs which are one-time expenses. Ratios exclude deferred tax provisions (Note 13). Taxes, if any, are disclosed separately in the Statement of Operations.
6	Expense ratios have been annualized for periods of less than twelve months, except for organizational costs which are one-time expenses. Ratios exclude deferred tax provisions (Note 13). Taxes, if any, are disclosed separately in the Statement of Operations.
7	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends at net asset value during the period and repurchase on the last day of the period at net asset value. Total return calculated for a period of less than one year is not annualized.
8	Excluding short-term investments, the portfolio turnover rate represents the lesser of the Fund’s purchases or sales of investments for the period divided by the average monthly fair value of the Fund’s investments during the period. Results for periods of less than one year are not annualized.
9	Calculated by subtracting the Fund’s total liabilities (excluding borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Equity Strategies Fund

Consolidated Financial Highlights (continued)

Class S

Per share operating performance for a capital share outstanding throughout each period

For the Period Ended March 31, 2026*
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$10.00
Activity from investment operations:
Net investment income (loss)¹	(0.06)
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments²	1.76
Total from investment operations	1.70
Less distributions:
From net investment income	(0.02)
Total distributions	(0.02)
Net Asset Value per share, end of period³	$11.68

Net Assets, end of period (in thousands)[3]	$12

Ratios to average net assets⁴
Net investment income (loss)⁵	(1.01)%
Expenses⁶	3.87%
Total return³ ⁷	16.87%
Portfolio turnover rate⁸	0.17%

As of March 31, 2026
Senior Securities:
Total borrowings (in thousands)	$—
Asset coverage per $1,000 unit of senior indebtedness[9]	N/A

*	The Fund commenced operations on September 8, 2025. See Note 1 in the accompanying notes to consolidated financial statements.
1	Per share data calculated using average shares method.
2	Includes balancing amounts necessary to reconcile the change in net asset value per share for the period.
3	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
4	Ratios do not reflect the proportionate share of income and expenses originating from the Fund’s underlying Investments.
5	Net investment income (loss) ratios have been annualized for periods of less than twelve months, except for organizational costs which are one-time expenses. Ratios exclude deferred tax provisions (Note 13). Taxes, if any, are disclosed separately in the Statement of Operations.
6	Expense ratios have been annualized for periods of less than twelve months, except for organizational costs which are one-time expenses. Ratios exclude deferred tax provisions (Note 13). Taxes, if any, are disclosed separately in the Statement of Operations.
7	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends at net asset value during the period and repurchase on the last day of the period at net asset value. Total return calculated for a period of less than one year is not annualized. Total return shown excludes the effect of applicable sales charges.
8	Excluding short-term investments, the portfolio turnover rate represents the lesser of the Fund’s purchases or sales of investments for the period divided by the average monthly fair value of the Fund’s investments during the period. Results for periods of less than one year are not annualized.
9	Calculated by subtracting the Fund’s total liabilities (excluding borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Equity Strategies Fund

Notes to Consolidated Financial Statements

March 31, 2026

1. Organization

StepStone Private Equity Strategies Fund (“Fund”) was organized as a Delaware statutory trust under the Delaware Statutory Trust Act on April 23, 2025 (“Inception”) and is registered under the Investment Company Act of 1940, as amended, ("1940 Act") as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund commenced operations on September 8, 2025 ("Commencement of Operations").

The Fund offers an unlimited number of shares in three separate classes of shares of beneficial interest designated as Class I Shares, Class D Shares and Class S Shares (collectively, “Shares”) to eligible investors (“Shareholders”). The Shares are offered in a continuous registered public offering with subscriptions accepted daily at the then-current-daily net asset value (“NAV”) per share, adjusted for sales load, if applicable. The Fund conducts semi-annual offers to repurchase between 5.00% and 25.00% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements. The offer to repurchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting Shares as defined in the 1940 Act (see Note 9).

For the period from Inception to the Commencement of Operations, the Fund had no operations other than matters relating to the Fund's establishment, the registration of the Shares under the Securities Act of 1933 and the sale of 10,000 Class I shares to StepStone Group LP at a NAV of $10.00 per share. During the period from Inception to Commencement of Operations, the Fund incurred organizational expenses totaling $0.3 million (see Note 2). These costs were recognized as reimbursed by the Adviser pursuant to the Expense Limitation and Reimbursement Agreement (see Note 3). As a result, the organizational expenses and the corresponding Adviser reimbursement are excluded from the Statement of Operations for the period beginning with the Commencement of Operations through March 31, 2026.

The Fund’s Board of Trustees (“Board”) provides broad oversight over the Fund’s investment program, management and operations and has the right to delegate management responsibilities. StepStone Group Private Wealth LLC serves as the Fund's investment adviser ("Adviser") and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-owned subsidiary of StepStone Group LP. The Adviser oversees the management of the Fund’s day-to-day activities including structuring, governance, distribution, reporting and oversight. StepStone Group LP serves as the Fund’s investment sub-adviser (“Sub-Adviser”) and is responsible for the day-to-day management of the Fund’s assets.

The Fund’s investment objective is to achieve long-term capital appreciation. The Fund seeks to achieve its investment objective by making investments in private companies through bespoke, privately negotiated transactions, including investments in buyout, growth equity and, to a limited extent, venture capital. Collectively, these investment structures or vehicles are broadly referred to as “Private Equity Assets.” The Fund will principally invest in U.S.-domiciled investments but may also invest in non-U.S. investments.

Master-Feeder Structure

The Fund and StepStone Private Equity Strategies Feeder Ltd. (“Feeder Fund”) are part of a “master-feeder” structure. The Feeder Fund invests substantially all of its assets in the Class I Shares of the Fund. As of March 31, 2026, the Feeder Fund owns 8.02% of the Fund’s net assets.

2. Summary of Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are presented in U.S. dollars which is the functional currency of the Fund. The Fund is an investment company and therefore applies the accounting and reporting guidance issued by the Financial Accounting Standards Board (“FASB”) in Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies. The following are significant accounting policies which are consistently followed in the preparation of the consolidated financial statements.

Basis of Consolidation

As provided under ASC Topic 946 and Regulation S-X, the Fund will generally not consolidate its investment in a company other than a wholly-owned or substantially wholly-owned investment company subsidiary whose design and purpose is to act as an extension of the Fund’s investment operations and facilitate the execution of the Fund’s investment strategy. Accordingly, the Fund has consolidated the results of the Fund’s direct wholly-owned subsidiary, STPEX Holdings LLC, a Delaware limited liability company, along with its indirect wholly-owned subsidiaries: STPEX Intermediate LLC, STPEX Subsidiary LLC and STPEX LLC (Series A and B), each formed as a Delaware limited liability company, and STPEX Cayman LLC and STPEX Cayman II LLC, each formed as a Cayman Islands limited liability company (collectively, "Wholly-Owned Subsidiaries"). The effects of all intercompany transactions between the Fund and its Wholly-Owned Subsidiaries have been eliminated in consolidation.

StepStone Private Equity Strategies Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Changes in the economic environment, financial markets and any other factors or parameters used in determining these estimates could cause actual results to differ materially.

Net Asset Value Determination

The NAV of the Fund is determined as of the close of the regular trading session on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each business day that the NYSE is open for trading, or as may be determined from time to time in accordance with policies approved by the Board (each, a “Determination Date”). In determining NAV, the Fund’s investments are valued as of the relevant Determination Date. The NAV of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses allocated to Shares based on the relative net assets of each class and class-specific expenses to the total net assets of the Fund, each determined as of the relevant Determination Date.

Valuation of Investments

The Fund’s investments are valued as of each Determination Date at fair value consistent with the principles of ASC Topic 820, Fair Value Measurements (“ASC 820”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the valuation designee for the Fund to perform fair value determinations of the Fund’s investments. The Board has approved the Adviser’s valuation policy (“Valuation Policy”). The Adviser utilizes the resources and personnel of the Sub-Adviser and the Fund’s sub-administrator (as defined herein) in carrying out its responsibilities. The Board has ultimate oversight responsibility for valuing all investments held by the Fund.

Purchases of investments are recorded as of the first day of legal ownership of an investment and redemptions from investments are recorded as of the last day of legal ownership. Investments held by the Fund in Private Equity Assets may include (i) (a) secondary purchases of existing investments in individual operating companies, projects or properties and private investment funds from other investors, sponsored by unaffiliated managers and/or strategic acquirers ("Investment Managers"), (b) investments in open-ended funds, which are often substantially invested, with evergreen or long duration structures which may not have an explicit termination date, (c) investments in continuation vehicles created to acquire private portfolio companies primarily from private investment funds managed by the same Investment Manager, (d) investments in private investment funds that are actively fundraising, but have already invested a portion of their capital commitments in Private Equity Assets and (e) stapled primary investments contingent to a secondary investment purchase (together with the investments described in (a) - (e), “Secondary Investments”), (ii) investments in private funds that are actively fundraising that have not yet invested any portion of their capital commitments in Private Equity Assets (“Primary Investments”) and (iii) equity and/or debt investments directly in operating companies, projects or properties, generally alongside Investment Managers that lead or participate in the transaction (“Co-Investments”). These types of debt or equity investments normally do not have readily available market prices and therefore will be valued according to the Valuation Policy at each Determination Date. The Valuation Policy requires evaluation of all relevant information reasonably available to the Adviser at the time the Fund’s investments are valued.

Ordinarily, the fair value of the Fund’s investment in a Secondary Investment or a Primary Investment is based on the net asset value of the investment reported by its Investment Manager. In determining fair value, the Fund may incorporate public benchmark returns or other information that are relevant to the investment funds under consideration to adjust fair values as of the relevant Determination Date. The public benchmark returns are adjusted for long-term, historical correlations between public and private investment returns and other relevant factors. If the Adviser determines that the Investment Manager has not reported a net asset value to the Fund, the Adviser will establish a fair value in accordance with the Fund’s Valuation Policy. In doing so, the Adviser will evaluate whether it is appropriate, considering all relevant circumstances, to use the last reported net asset value from the Investment Manager with adjustments made in accordance with the Fund’s Valuation Policy. The net asset values or adjusted net asset values are net of management fees and performance-based fees payable pursuant to the respective organizational documents of each investment.

Due to the inherent uncertainty of valuations, however, estimated fair values may differ from the values that would have been used had a readily available market for the investments existed and the differences could be material.

In assessing the fair value of the Fund’s Co-Investments in accordance with the Valuation Policy, on a case by case basis, the Adviser either applies the net asset value reported by the Investment Manager or a variety of methods such as earnings and market multiple analysis based on comparables, discounted cash flow analysis and market data from third party pricing services. The Adviser takes into account the following factors in determining the fair value of a Co-Investment: the latest round of financing, company operating

StepStone Private Equity Strategies Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

performance, market-based multiples, discounted cash flows, potential merger and acquisition activity and any other material information that may impact investment fair value.

In certain circumstances, the Adviser may determine that cost best approximates the fair value of a particular Private Equity Asset. The Fund will generally value its investments that are traded or dealt in upon one or more securities exchanges and for which market quotations are readily available at the last quoted sales price on the primary exchange, or at the mean between the current bid and ask prices on the primary exchange, as of the Determination Date.

The Sub-Adviser and one or more of its affiliates acts as investment adviser to clients other than the Fund. However, the value attributed to a Private Equity Asset held by the Fund and the value attributed to the same Private Equity Asset held by another client of the Sub-Adviser or one of its affiliates might differ as a result of differences in accounting, regulatory, timing and other factors applicable to the Fund when compared to such other client.

Short-term investments are highly liquid instruments with low risk of loss and recorded at NAV per share, which approximates fair value.

Debt Issuance Costs

Debt issuance costs consist of fees and expenses paid in connection with the closing of and amendments to the Fund’s revolving credit facility. The aforementioned costs are amortized over the instrument’s term. Unamortized debt issuance costs are presented net against the outstanding revolving credit facility balance on the Consolidated Statement of Assets and Liabilities.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates on the Determination Date. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the date of the relevant transaction. Net realized gain (loss) on foreign currency transactions and net change in unrealized appreciation (depreciation) on foreign currency translations represents foreign exchange: (1) gains and losses from the holding and sales of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions; and (3) gains and losses from the difference between amounts of interest and dividends recorded as receivable and the amounts actually received. The Fund does not separately isolate the impact of changes in exchange rates from other changes in the fair value of investments within the net realized gain (loss) and the change in unrealized appreciation (depreciation) of investments as presented on the Consolidated Statement of Operations. The Fund presents net realized gain (loss) on foreign currency transactions, as well as changes in unrealized appreciation (depreciation) on foreign currency translations related to foreign cash and receivable balances, as separate line items on the Consolidated Statement of Operations.

Realized Gains on Investments, Interest Income and Dividend Income

Distributions received from Secondary Investments, Primary Investments and Co-Investments occur at irregular intervals and the exact timing of the distributions is not known. The classification and timing of distributions received in cash or in-kind, including return of capital, realized gains, interest income and dividend income, are based on information received from the Investment Manager of the Secondary Investment, Primary Investment or Co-Investment. To the extent a distribution exceeds the remaining cost basis of an investment, based on information provided by the Investment Manager, the excess amount is recognized as a realized gain distribution from investments. Realized gains and losses from investment transactions are determined using the specific identification method. Dividend income and interest income are recorded on an ex-dividend date and accrual basis, respectively. Dividend income earned on short-term money market investments is accrued daily.

Fund Expenses

The Fund bears all expenses incurred in the course of its operations including, but not limited to, the following: all fees and expenses of the Private Equity Assets in which the Fund invests, including the underlying fees of the Private Equity Assets (“Acquired Fund Fees”), management fees, expenses associated with the credit facility, legal fees, administrator fees, audit and tax preparation fees, custodial fees, transfer agency fees, registration expenses, expenses of the Board and other administrative expenses. Certain of these operating expenses are subject to an expense limitation agreement (“Expense Limitation and Reimbursement Agreement” as further discussed in Note 4).

Expenses are recorded on an accrual basis and expenses other than class-specific expenses are allocated pro-rata to Shares based upon prior day net assets at each Determination Date. Class-specific expenses are allocated only to their respective share class (see Note 6). Closing costs associated with the purchase of Secondary Investments, Primary Investments and Co-Investments are included in the cost of the investment.

StepStone Private Equity Strategies Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

Federal Income Taxes

For U.S. federal income tax purposes, the Fund has elected to be treated, and intends to qualify annually, as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its taxable net investment income and net realized capital gains to Shareholders each year and by meeting certain diversification and income requirements with respect to investments. If the Fund were to fail to meet the requirements to qualify as a RIC, and if the Fund were ineligible to or otherwise unable to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to Shareholders, and all distributions of earnings and profits would be taxable to Shareholders as ordinary income.

Additionally, the Fund is subject to a 4% federal excise tax on any undistributed income, including net capital gains, if it does not distribute at least 98% of its taxable income and 98.2% of its capital gains each year. The Fund endeavors to meet these distribution requirements to avoid such excise tax, and any excise tax liability, if incurred, will be reflected in the consolidated financial statements.

The Fund’s tax year is the 12-month period ending September 30. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. The Fund's first tax return will be for the tax year ended September 30, 2025, which will remain subject to examination by the major tax jurisdictions under the statute of limitations upon filing.

Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes under U.S. GAAP. Differences may be permanent or temporary. Permanent differences, including book/tax differences relating to Shareholder distributions, are reclassified among capital accounts in the consolidated financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse in the future. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations due to temporary book/tax differences. These amounts will be finalized before filing the Fund’s federal tax return.

In accounting for income taxes, the Fund follows the guidance in FASB ASC Codification 740, Income Taxes ("ASC 740"). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the consolidated financial statements. Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions will "more-likely-than-not" be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year.

In preparing the consolidated financial statements, STPEX LLC (Series A and Series B) and STPEX Cayman LLC are required to recognize their estimate of income taxes for purposes of determining deferred tax assets or liabilities. STPEX LLC (Series A and Series B) is subject to U.S. federal and state income taxes while STPEX Cayman LLC is subject to U.S. federal withholding tax, state taxes, and branch profits tax on effectively connected income with a U.S. trade or business. The Fund recognizes deferred income taxes for temporary differences in the basis of assets and liabilities for financial and income tax purposes. Deferred tax assets are recognized for deductible temporary differences, tax credit carryforwards or net operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. To the extent the Wholly-Owned Subsidiaries have a deferred tax asset, consideration is given to whether a valuation allowance is required.

Organizational and Offering Costs

During the period from Inception through the Commencement of Operations, the Fund incurred organizational costs of $0.3 million which are excluded from the Statement of Operations. From Commencement of Operations to March 31, 2026, the Fund incurred additional organizational costs of $0.1 million, resulting in total organizational costs of $0.4 million. The organizational costs paid by the Adviser have been reimbursed by the Fund in accordance with the Expense Limitation and Reimbursement Agreement. Organizational costs consist primarily of costs to establish the Fund and enable it to legally conduct business. The Fund expenses organizational costs as incurred.

During the period from Inception through the Commencement of Operations, the Fund incurred offering costs of $0.5 million. From Commencement of Operations to March 31, 2026, the Fund incurred additional offering costs of $0.3 million, resulting in total offering costs of $0.8 million. Offering costs are treated as deferred charges and, upon Commencement of Operations, amortized over a 12-month period using the straight-line method. During the period September 8, 2025 to March 31, 2026, the Fund amortized offering costs of $0.4 million which are included in the Consolidated Statement of Operations. Offering costs paid by the Adviser may be reimbursed by the Fund in accordance with the Expense Limitation and Reimbursement Agreement. Offering costs consist

StepStone Private Equity Strategies Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

primarily of legal fees, filing fees and printing costs in connection with the preparation of the registration statement and related filings. The Fund will continue to incur offering costs due to its continuously offered status. Ongoing offering costs will be expensed as incurred.

Cash

Cash includes monies on deposit in interest-bearing accounts with UMB Bank, N.A. who serves as the Fund’s custodian (“Custodian”). Deposits, at times, may exceed the insurance limit guaranteed by the Federal Deposit Insurance Corporation. The Fund has not experienced any losses on deposits and does not believe it is exposed to significant credit risk on such deposits. There are no restrictions on cash held by the Custodian on the Fund’s behalf.

Deferred Investment Costs Relating to Purchases of Secondary Investments

Deferred costs associated with the acquisition of Secondary Investments are amortized daily over the deferral period until the payment due date. On the due date, the payment amount, included in payable for investments purchased, corresponds to the notional amount owed to the respective counterparty. Payable for investments purchased is reported in the Consolidated Statement of Assets and Liabilities with amortization of deferred investment costs reported in the Consolidated Statement of Operations.

Segment Reporting

An operating segment is defined in ASC Topic 280, Segment Reporting, as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s Chief Operating Decision Maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. A management committee of the Fund’s Adviser acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole. The Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of a defined investment strategy which is executed by the Fund’s portfolio managers as described in Note 1. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios, changes in net assets resulting from operations, and subscriptions and redemptions activity is used by the CODM to assess the Fund’s performance versus comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, and is consistent with that presented within the Fund’s consolidated financial statements. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Consolidated Statement of Operations.

New Accounting Pronouncements

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which enhances income tax disclosure requirements related to the rate reconciliation and income taxes paid disclosures. The Fund adopted this guidance for the annual reporting period ended March 31, 2026 on a prospective basis. The adoption of ASU 2023-09 had no material impact on the Fund's financial statement presentation or disclosures.

3. Fair Value Measurements

U.S. GAAP, ASC 820, defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below:

Level 1: Quoted prices are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level 1 include listed equities, registered money market funds and short-term investment vehicles.

Level 2: Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in Level 2 include corporate bonds and loans and less liquid and restricted equity securities.

StepStone Private Equity Strategies Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

Level 3: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level 3 are equity and/or debt securities issued by private entities.

In accordance with ASC 820, certain portfolio investments are excluded from the fair value hierarchy as they are valued using NAV as a practical expedient. These investments are valued using NAV or by adjusting the most recently available NAV for cash flows, public benchmark returns and/or other relevant information. As such, investments in securities with a fair value of $1,290.8 million are excluded from the fair value hierarchy as of March 31, 2026.

The following is a summary of the Fund's investments classified by fair value hierarchy as of March 31, 2026:

	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Co-Investments	$—	$—	$—	$125,129,874	$125,129,874
Secondary Investments	—	—	—	1,165,649,223	1,165,649,223
Public Securities	13,597,933	—	—	—	13,597,933
Short-Term Investments	251,300,586	—	—	—	251,300,586
Total Investments	$264,898,519	$—	$—	$1,290,779,097	$1,555,677,616

Changes in inputs or methodologies used for valuing investments may result in transfers in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be indicative of the risk associated with investing in those investments. Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur.

A listing of the Private Equity Asset types held by the Fund and the related attributes, as of March 31, 2026, are shown in the table below:

Investment Type	Investment Strategy	Fair Value	Unfunded Commitments
Co-Investments	Investments in the equity and/or debt of operating companies, projects or properties generally alongside an Investment Manager	$ 125,129,874	$ 14,141,230
Secondary Investments	Investments in individual companies and private funds purchased from other investors, open-ended funds, continuation vehicles, private funds actively fundraising with a portion of capital commitments invested and stapled primary investments	$ 1,165,649,223	$516,627,706

4. Investment Adviser and Transactions with Affiliates

In consideration of its services to the Fund, the Adviser is entitled to a management fee (“Management Fee”) equal to 1.60% on an annualized basis of the Fund’s daily net assets. The Management Fee is accrued daily and payable monthly in arrears. The Adviser pays the Sub-Adviser 50% of the Management Fee. For the period September 8, 2025 to March 31, 2026, the Adviser earned $10.4 million in Management Fees of which $2.1 million was payable as of March 31, 2026.

The Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund from an effective date of June 5, 2025 through the one-year anniversary of the Commencement of Operations of the Fund (“Limitation Period”). The Adviser may extend the Limitation Period for a period of one year on an annual basis. The Expense Limitation and Reimbursement Agreement limits the amount of the Fund’s aggregate ordinary operating expenses, excluding certain specified expenses (“Specified Expenses”), borne by the Fund in respect of each class of Shares during the Limitation Period to an amount not to exceed 1.00% for Class I shares, D shares, and S shares, on an annualized basis, of the Fund’s prior day net assets (“Expense Cap”). Specified Expenses that are not covered by the Expense Limitation and Reimbursement Agreement include: (i) the Management Fee; (ii) all fees and expenses of Private Equity Assets and other investments in which the Fund invests (including the underlying fees of the Investment Funds and other investments ("Acquired Fund Fees and Expenses")); (iii) transactional costs, including legal costs and brokerage

StepStone Private Equity Strategies Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

commissions, and sourcing and servicing or related fees incurred by the Fund in connection with the servicing by non-affiliated third parties of, and other related administrative services associated with the acquisition and disposition of the Fund’s investments; (iv) interest payments incurred on borrowings by the Fund or its subsidiaries; (v) fees and expenses incurred in connection with any credit facility obtained by the Fund or any of its subsidiaries, including any expenses for acquiring ratings related to the credit facilities; (vi) distribution and shareholder servicing fees, as applicable; (vii) taxes; (viii) any indemnification expenses; (ix) expenses in connection with holding and/or soliciting proxies for any meetings of Shareholders; and (x) extraordinary expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding.

If the Fund’s aggregate ordinary operating expenses, exclusive of the Specified Expenses, in respect of any class of Shares for any day, exceeds the Expense Cap applicable to that class of Shares, the Adviser will waive its Management Fee and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Adviser may also directly pay expenses on behalf of the Fund and waive reimbursement under the Expense Limitation and Reimbursement Agreement. To the extent that the Adviser waives its Management Fee, reimburses expenses to the Fund or pays expenses directly on behalf of the Fund, it is permitted to recoup from the Fund any such amounts for a period not to exceed three years from the month in which such fees and expenses were waived, reimbursed, or paid, even if such recoupment occurs after the termination of the Limitation Period.

However, the Adviser may only recoup the waived fees, reimbursed expenses or directly paid expenses in respect of the applicable class of Shares if (i) the aggregate ordinary operating expenses have fallen to a level below the relevant Expense Cap and (ii) the recouped amount does not raise the level of aggregate ordinary operating expenses plus waived fees, reimbursed expenses or directly paid expenses in respect of a class of Shares in the month of recoupment to a level that exceeds (x) any Expense Cap applicable at that time or (y) the Expense Cap in effect at the time such fees and expenses were waived, reimbursed, or paid.

During the period September 8, 2025 to March 31, 2026, the Fund incurred expenses exceeding the Expense Cap of $0.4 million, all of which were waived and subsequently recouped by the Adviser under the Expense Limitation and Reimbursement Agreement across all share classes.

As of March 31, 2026, the Consolidated Statement of Assets and Liabilities reflects a Due to Adviser balance of $11,471. The Adviser paid these expenses to reduce the Fund's ordinary operating expenses below the Expense Cap established under the Expense Limitation and Reimbursement Agreement. The expenses covered by the Adviser primarily include the Fund’s initial organizational and offering expenses incurred from the Fund’s Inception through the Commencement of Operations.

The Adviser also serves as the Fund’s administrator (“Administrator”) pursuant to an administration agreement (“Administration Agreement”) under which the Administrator provides administrative, accounting and other services to the Fund. Pursuant to the Administration Agreement, which became effective June 5, 2025, the Fund pays the Administrator an administration fee ( “Administration Fee”) in an amount up to 0.20% on an annualized basis of the Fund’s net assets. The Administration Fee is accrued daily based on the value of the prior day net assets of the Fund as of the close of business on each business day (including any assets in respect of Shares that will be repurchased by the Fund on such date), and is payable monthly in arrears. For the period September 8, 2025 to March 31, 2026, the Administrator earned $0.9 million in Administration Fees of which $0.2 million was payable as of March 31, 2026.

5. Sub-Administrator, Custodian and Transfer Agent

From the proceeds of the Administration Fee, the Administrator pays UMB Fund Services, Inc. (“Sub-Administrator”) a sub-administration fee to perform certain administrative and accounting services for the Fund on behalf of the Administrator. The sub-administration fee, pursuant to a sub-administration agreement and a fund accounting agreement, is paid monthly by the Administrator and is based on the value of the net assets of the Fund as of the close of business on each business day, subject to an annual minimum.

UMB Bank, N.A. serves as the Fund’s Custodian pursuant to a custody agreement. As the Custodian, UMB Bank, N.A. holds the Fund’s U.S. assets. Foreign assets, if any, including foreign currency holdings, are held by a designated sub-custodian appointed by the Custodian in accordance with the terms of the custody agreement. For the period September 8, 2025 to March 31, 2026, the Custodian earned $50,519 in custody fees, recorded in other expenses on the Consolidated Statement of Operations, of which $23,792 was payable as of March 31, 2026 and recorded in other accrued expenses on the Consolidated Statement of Assets and Liabilities.

The Sub-Administrator also serves as the Fund’s transfer agent (“Transfer Agent”) pursuant to a transfer agency agreement. The Transfer Agent, among other things, receives and processes purchase orders, effects issuance of Shares, prepares and transmits payments for distributions, receives and processes repurchase offers and maintains records of account. For the period September 8,

StepStone Private Equity Strategies Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

2025 to March 31, 2026, the Transfer Agent earned $0.9 million in transfer agent fees of which $0.2 million was payable as of March 31, 2026.

6. Distribution and Shareholder Servicing Plan

Distribution Services, LLC serves as the Fund’s distributor (“Distributor”) pursuant to a distribution agreement. The Distributor distributes the Shares of the Fund. The Distributor is authorized to enter into Sub-Distribution Agreements with brokers, dealers, certain registered investment advisers and other financial intermediaries to effect the distribution of Shares of the Fund. To operate in a manner consistent with Rule 12b-1 under the 1940 Act, the Fund pays a distribution and shareholder servicing fee out of the net assets of Class S Shares at the annual rate of 0.85% of the aggregate NAV of Class S Shares. To operate in a manner consistent with Rule 12b-1 under the 1940 Act, the Fund pays a shareholder servicing fee out of the net assets of Class D Shares at the annual rate of 0.25% of the aggregate NAV of Class D Shares. Distribution and shareholder servicing fees are determined and accrued daily based on the net assets of the share class as of the close of business on each business day (including net assets in respect of Shares that will be repurchased by the Fund on such date). Class I Shares are not subject to a distribution and shareholder servicing fee. For the period September 8, 2025 to March 31, 2026, distribution and shareholder servicing fees incurred are disclosed on the Consolidated Statement of Operations.

7. Revolving Credit Facility

Effective September 25, 2025, STPEX Holdings LLC entered into a senior secured credit agreement with UBS AG, Stamford Bank ("UBS"), as the administrative agent, and the lenders party thereto, to provide the Fund with a revolving credit facility ("Credit Facility"). Borrowings under the Credit Facility are secured by certain assets held by STPEX Holdings LLC. As of March 31, 2026, the aggregate fair value of assets pledged as collateral under the Credit Facility was $1,878.3 million. The Credit Facility carries a commitment (“Commitment”) of $150.0 million. The purpose of the Credit Facility is to provide short-term working capital, primarily to bridge the timing of the Fund’s acquisition of Private Equity Assets in advance of the receipt of investor subscriptions. The stated maturity date of the Credit Facility is September 24, 2027, subject to extensions or termination events described in the credit agreement.

The Credit Facility has an interest rate of the secured overnight financing rate ("Term SOFR") plus an applicable margin ("Applicable Margin") of 3.00% per annum through December 31, 2025 and 2.75% per annum on and from January 1, 2026. The Credit Facility has a commitment fee of 0.50% per annum and a minimum utilization fee equal to the Applicable Margin. The minimum utilization fee is calculated based on a minimum borrowing requirement equal to 25.00% of the Commitment. For the period September 8, 2025 to March 31, 2026, expenses incurred by the Fund related to the Credit Facility were $1.1 million.

For the period September 8, 2025 to March 31, 2026, there were no borrowings under the Credit Facility.

8. Commitments and Contingencies

As of March 31, 2026, the Fund has contractual unfunded commitments to provide additional funding of $530.8 million to certain investments.

ASC 460-10, Guarantees - Overall, requires entities to provide disclosure and, in certain circumstances, recognition of guarantees and indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of indemnification arrangements. The Fund’s exposure under these arrangements, if any, cannot be quantified. However, the Fund has not had claims or losses pursuant to these indemnification arrangements and expects the potential for a material loss to be remote.

The Fund may, from time to time, be party to various legal matters arising in the ordinary course of business, including claims and litigation proceedings. Although the ultimate outcome of the foregoing matters, if any, cannot be ascertained at this time, the Adviser believes, after consultation with counsel, that the resolution of such matters would not have a material adverse effect on the Fund’s consolidated financial statements.

9. Capital Share Transactions

The Fund offers three separate classes of shares of beneficial interest designated as Class I Shares, Class D Shares and Class S Shares. Each class of Shares is subject to different fees and expenses.

The minimum initial investment in Class I Shares by an investor in the Fund is $1.0 million. The minimum initial investment in Class D Shares and Class S Shares by an investor is $5,000. The minimum initial investment in any share class may be reduced at the Adviser's discretion. Investors purchasing Class S Shares may be charged a sales load up to a maximum of 3.50%. Investors

StepStone Private Equity Strategies Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

purchasing Class I Shares and Class D Shares are not charged a sales load. The Fund accepts initial and additional purchases of Shares daily at the Fund’s then-current NAV per share.

Subject to certain conditions, Shareholders may exchange shares from one class to another for an equivalent NAV amount of that share class.

The following table summarizes the capital share transactions for the period September 8, 2025 to March 31, 2026:

	For the Period Ended March 31, 2026*
	Shares	Dollar Amounts
Class I
Proceeds from shares issued[1]	145,015,046	$1,502,111,594
Reinvestment of distributions	64,189	672,702
Repurchase of shares	(2,516,660)	(28,413,089)
Exchange of shares	(2,000)	(20,000)
Net increase (decrease)	142,560,575	$1,474,351,207
Class D
Proceeds from shares issued	—	$—
Reinvestment of distributions	2	22
Repurchase of shares	—	—
Exchange of shares	1,000	10,000
Net increase (decrease)	1,002	$10,022
Class S
Proceeds from shares issued	—	$—
Reinvestment of distributions	1	15
Repurchase of shares	—	—
Exchange of shares	1,000	10,000
Net increase (decrease)	1,001	$10,015

* The Fund commenced operations on September 8, 2025.

1 Class I had a $100,000 beginning balance from initial seed investment, not included in current period capital share transactions. See Note 1 in the accompanying notes to consolidated financial statements.

The Fund conducts semi-annual offers to repurchase between 5.00% and 25.00% of its outstanding Shares at NAV, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed in Note 1). No Shareholder will have the right to require the Fund to repurchase such Shareholder’s Shares or any portion thereof. In the event that Shareholders, in the aggregate, submit for repurchase more than the number of Shares that the Fund will offer to repurchase, the Fund will repurchase the Shares on a pro rata basis, which may result in the Fund not honoring the full amount of a Share repurchase requested by a Shareholder. In connection with any given semi-annual repurchase offer, the Fund currently intends to repurchase up to 5.00% of its outstanding Shares.

Rule 23c-3(b)(5) of the 1940 Act permits the Fund to repurchase up to an additional 2.00% of its outstanding Shares beyond the stated repurchase offer amount in the event that Shareholder repurchase requests exceed the offer. During the periods presented, repurchase requests were below the applicable offer amounts. Therefore, the Fund did not exercise the available option to repurchase additional Shares beyond the stated offer amount. As a result, all repurchase requests were fulfilled in full, and no pro rata reductions were necessary.

StepStone Private Equity Strategies Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

The following table summarizes the Fund’s repurchase activity:

Repurchase Request Deadline	Repurchase Offer Amount (Shares)	Shares Submitted for Repurchase (all classes)
March 16, 2026	6,976,039	2,516,660

10. Dividend Reinvestment Plan

Pursuant to the dividend reinvestment plan ("DRIP") established by the Fund, each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and all income and/or capital gain dividend distributions will automatically be reinvested in additional Shares unless such Shareholder specifically elects to receive all income and/or capital gain dividends in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 30 days prior to a distribution, the request will be effective only with respect to distributions after the 30-day period.

11. Investment Transactions

For the period September 8, 2025 to March 31, 2026, total purchases of investments, excluding short-term investments, were $1,139.7 million. For the period September 8, 2025 to March 31, 2026, total distributions received from investments, excluding short-term investments, were $34.5 million. During the period September 8, 2025 to March 31, 2026, total proceeds from the Fund's sale or other disposition of investments, excluding short-term investments, amounted to $0.1 million.

12. Tax Information

The Fund has temporary differences primarily due to timing differences of the amortization of organization costs.

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. For the tax year ended September 30, 2025, the Fund recognized a permanent book to tax difference of $21,628, resulting primarily from non-deductible offering costs. This permanent book to tax difference has been reclassified to paid-in capital and has no effect on the net assets or net asset value per share of the Fund.

For the tax year ended September 30, 2025, the Fund’s tax components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income	$623,436
Net tax appreciation (depreciation)	31,952,344
Other temporary differences	(252,112)
Total distributable earnings (accumulated loss)	$32,323,668

The tax character of Subchapter M distributions declared for the fiscal year ended March 31, 2026 was as follows:

	Ordinary Income	Long-Term Capital Gains
2026	$2,936,189	$—

For the tax year ended September 30, 2025, the Fund made no Subchapter M distributions.

For the tax year ended September 30, 2025, the Fund had no qualified late year losses.

As of March 31, 2026, the federal tax cost of investments and unrealized appreciation (depreciation) are as follows:

StepStone Private Equity Strategies Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

Gross unrealized appreciation	$202,011,786
Gross unrealized depreciation	(13,064,544)
Net unrealized appreciation (depreciation) on investments	$188,947,242

Tax cost of investments	$1,366,730,374

The Fund was not required to recognize a provision for current income tax expense for the year ended March 31, 2026.

The deferred income tax is computed by applying the federal statutory income tax rate of 21.0% to net investment income, realized and unrealized gains (losses) on investments before taxes. As of March 31, 2026, the Fund has a deferred tax liability of $457,052.

As of March 31, 2026, the Fund had no uncertain tax positions for federal, state or local income tax purposes. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as a component of income tax expense in the Consolidated Statement of Operations. For the period September 8, 2025 to March 31, 2026, the Fund did not incur any interest or penalties.

13. Risk Factors

An investment in the Fund involves material risks, including performance risk, liquidity risk, business and financial risk, risks associated with the use of leverage, valuation risk, tax risk and other risks that should be carefully considered prior to investing and investing should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.

14. Subsequent Events

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet or may be of such a nature that disclosure will keep the financial statements from being misleading. The Adviser has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s consolidated financial statements or the accompanying notes.

StepStone Private Equity Strategies Fund

Trustees and Officers (unaudited)

March 31, 2026

The identity of the Trustees and executive officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available, without charge, upon request, by calling the Fund toll-free at (704) 215-4300.

Independent Trustees

Name, Address and Birth Year[1]	Position(s) Held with Registrant	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex[3]
Terry Prather Birth Year: 1955	Trustee	Indefinite Length - Since Inception	Chief Operating Officer, LIFT Orlando (community development organization) (2016-2023)	5	None
Tracy Schmidt Birth Year: 1957	Trustee	Indefinite Length - Since Inception	Founder, Morning Star Advisory, LLC (consulting and advisory services) (since 2018)	5	None
Ron Sturzenegger Birth Year: 1960	Trustee	Indefinite Length - Since Inception	None	5	Director of KBS Real Estate Investment Trust II, Inc. (since 2019), and KBS Real Estate Investment Trust III, Inc. (since 2019)

Interested Trustees

Name, Address and Birth Year[1]	Position(s) Held with Registrant	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex[3]
Tom Sittema Birth Year: 1958	Chairperson of the Board of Trustees	Indefinite Length - Since Inception	Executive Chairman, StepStone Group Private Wealth LLC (Since 2020) Managing Director, RiverBridge Capital (Since 2018)	5	None
Bob Long Birth Year: 1962	Trustee	Indefinite Length - Since Inception	CEO, StepStone Group Private Wealth LLC (Since 2019)	5	None

StepStone Private Equity Strategies Fund

Trustees and Officers (unaudited) (continued)

March 31, 2026

Executive Officers

Name, Address and Birth Year[1]	Position(s) Held with Registrant	Length of Time Served[2]	Principal Occupation(s) During Past Five Years
Bob Long Birth Year: 1962	President and Principal Executive Officer	Indefinite Length – Since Inception	See above
Kimberly Zeitvogel Birth Year: 1971	Treasurer and Principal Financial Officer	Indefinite Length – Since Inception	Partner, StepStone Group Private Wealth LLC (Since 2020)
Tim Smith Birth Year: 1968	Vice President	Indefinite Length – Since Inception	CFO and COO, StepStone Group Private Wealth LLC (Since 2019)
Dean Caruvana Birth Year: 1988	Secretary and Chief Compliance Officer	Indefinite Length – Since Inception	General Counsel, StepStone Group Private Wealth LLC (Since 2023); Principal, Blue Owl Capital (2022-2023); Vice President, BlackRock (2018-2022)

1 The address of each Trustee and Officer is c/o StepStone Group Private Wealth LLC, 128 S Tryon St., Suite 1600, Charlotte, NC 28202.

2 Each Trustee or Officer serves an indefinite term, until his or her successor is elected.

3 This includes any directorships at public companies and registered investment companies held by the Trustee over the past five years.

StepStone Private Equity Strategies Fund

Other Information

March 31, 2026 (unaudited)

Interval Fund Policy

The Fund has adopted a fundamental policy, which may be changed only by the affirmative vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), that it will make semi-annual repurchase offers pursuant to Rule 23c-3 under the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the Fund's shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the repurchase request deadline, or the next business day if the 14th day is not a business day.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (704) 215-4300 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877) 772-7724 or by accessing the Fund’s Form N-PX on the SEC’s website at sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at sec.gov, or without charge and upon request by calling the Fund at (704) 215-4300.

StepStone Private Equity Strategies Fund

Privacy Notice (unaudited)

March 31, 2026

STEPSTONE GROUP PRIVATE WEALTH LLC PRIVACY POLICY

Data privacy is a primary concern for each of StepStone Group LP (“SSG”), StepStone Group Private Wealth LLC (“SPW”), StepStone Group Real Assets LP (“SIRA”), StepStone Group Real Estate LP (“SRE”), StepStone Group Private Debt LLC (“SPD”), and StepStone Group Private Debt AG (“SPD AG”) together with their affiliates and related entities (collectively, “StepStone”). This data privacy notice (the “Notice”) details StepStone’s practices for collecting, using, and disclosing the personal information of clients and others, to both affiliates of SSG, SPW, SIRA, SRE, SPD, and SPD AG as applicable, and nonaffiliated third parties. Recipients of this Notice include, among others, current clients and investors, prospective clients, visitors to our websites, former clients, employees of managers with whom StepStone has conducted business, customers, as defined by Regulation S-P, and employees of StepStone or any of StepStone’s affiliates (each a “Notice Recipient”). For purposes of this Notice, an affiliate is an entity that (i) controls SSG, SPW, SIRA, SRE, SPD, or SPD AG, (ii) is controlled by SSG, SPW, SIRA, SRE, SPD, or SPD AG, or (iii) is under common control with SSG, SPW, SIRA, SRE, SPD, or SPD AG. Nonaffiliated third parties are parties who are not affiliates of any of SSG, SPW, SIRA, SRE, SPD, or SPD AG.

Confidentiality of Personal Information

StepStone maintains reasonable physical, electronic and procedural safeguards to guard a Notice Recipient’s personal information. StepStone endeavors to procure that third parties that handle information agree to abide by confidentiality obligations, and use personal information only in accordance with the purpose for which it is shared. In addition, StepStone employees are trained to handle a Notice Recipient’s information properly in order to maintain its security, and only employees who reasonably need to know personal information about a Notice Recipient to provide services to such Notice Recipient are designed to have access to such information.

Categories of Personal information that StepStone Collects

StepStone collects personal information about Notice Recipients from the following sources: (i) information it receives from Notice Recipients on applications or other forms, including contact forms and application forms; (ii) information about Notice Recipients’ transactions with StepStone, its affiliates, or others; and (iii) information collected automatically from website visitors.

StepStone is a data controller within the meaning the General Data Protection Regulation (“GDPR”), the Swiss Federal Act on Data Protection (“FADP”) and other applicable data protection legislation in force in the European Economic Area (“EEA”), and a business within the meaning of the California Consumer Privacy Act of 2018 (“CCPA”) and undertakes to hold any personal information provided in accordance with EEA data protection legislation, the CCPA, the Australian Privacy Act 1988, or any other applicable privacy law.

Use of Your Personal Information

Personal information will be used by StepStone for the following purposes:

•	to respond to and communicate with you;

•	to provide the services you request and manage our relationship with you;

•	to manage and administer holdings in StepStone managed or advised funds, separately managed accounts, advisory engagements and any related business relationships (and, in each case, the investments made pursuant thereto) on an ongoing basis in accordance with the terms agreed between a Notice Recipient and SSG, SPW, SIRA, SRE, SPD, or SPD AG, as applicable;

•	to provide user and technical support;

•	to carry out statistical analysis and market research; and

•	to comply with legal and regulatory obligations applicable to the Notice Recipient, StepStone or its managed or advised funds, separately managed accounts, advisory engagements or any related business relationship with the Notice Recipient from time to time, including applicable anti-money laundering and counter terrorist financing legislation, investor qualification legislation and tax legislation.

To understand our practices regarding information that is collected automatically from visitors to our website, please review our Cookie Consent Policy.

We only use personal information in connection with StepStone’s legitimate business interests and accordingly Notice Recipients’ specific consent is not required.

Job Applicants

StepStone Private Equity Strategies Fund

Privacy Notice (unaudited) (continued)

March 31, 2026

If you apply for a job with us, we will collect additional information in connection with your application. This may include:

•	Name and contact information;

•	Username and password;

•	Work authorization status;

•	Resume, CV, cover letter, work experience, and education information;

•	Skills;

•	Professional and work-related licenses, permits, and certifications held;

•	Reference-related information; and

•	Any other information that is publicly available or that you elect to provide to us.

Such information may be collected from you directly, from your references, from your prior employers, or from your places of education. We will only use this information to evaluate your candidacy, including by processing your application, assessing your qualifications, corresponding with you, and complying with legal obligations.

Disclosure of Personal information to Affiliates

StepStone generally may share all of a Notice Recipient’s personal information with StepStone’s affiliates, provided that such affiliates will be obligated to keep such personal information confidential to the same extent as StepStone. StepStone shares information with its affiliates in order to serve its Notice Recipients better, including for business continuity purposes. If a Notice Recipient prefers that StepStone not disclose personal information about such Notice Recipient to its affiliates, such Notice Recipient may opt out of those general disclosures; that is, such Notice Recipient may direct StepStone not to make such disclosures (other than disclosures permitted or required by applicable law or otherwise permitted by StepStone’s privacy policy). However, notwithstanding any such opt-out, StepStone will be permitted to disclose personal information to its affiliates to the extent necessary or appropriate for such affiliates to perform services for the benefit of the Notice Recipient.

Disclosure of Personal information to Non-Affiliates

StepStone does not sell, share, or market a Notice Recipient’s personal information to nonaffiliated third parties. StepStone’s intent is to respect the Notice Recipients’ expectations that their personal information will be kept confidential. However, in order to serve the Notice Recipients better, StepStone will disclose personal information to nonaffiliated third parties (including service providers to StepStone) to the extent necessary or appropriate for such third parties to perform services for the benefit of the Notice Recipient. In addition, StepStone only shares personal information with unaffiliated third parties if StepStone believes that such personal information will be kept confidential by such third parties after such disclosure, and that the third parties will use the personal information only for the purposes identified by contract between StepStone and the nonaffiliated third party.

StepStone may also disclose information:

•	In connection with any merger, sale of stock or assets, financing, acquisition, divestiture, or dissolution of all or a portion of our business; and

•	If we believe that disclosure is reasonably necessary to: (a) comply with any applicable law, regulation, legal process or governmental request; (b) enforce or comply with our Terms of Use or other applicable agreements or policies, (c) protect our rights or property, or the security or integrity of our services, or (d) protect us, users of our services or the public from harm or potentially prohibited or illegal activities.

Except as required by applicable law and described in this privacy notice, StepStone will not share any other personal information about a Notice Recipient with its affiliates or nonaffiliated third parties.

Personal information of Former Investors and Prospective Clients

This Notice and StepStone’s policy regarding treatment of personal information of Notice Recipients also apply to former clients, business prospects, potential clients and current and former employees.

Disclosure of Personal information outside the EEA (excluding Switzerland)

Personal information may be transferred to countries which may not have the same or equivalent data protection laws as that required under EEA data protection legislation. Any such transfer will be made in compliance with applicable data protection legislation, and appropriate measures are in place to facilitate this, such as entering into Model Contractual Clauses (as published by the European Commission). For more information on the means of transfer of data or a copy of the relevant safeguards, please contact us at privacy@stepstonegroup.com.

StepStone Private Equity Strategies Fund

Privacy Notice (unaudited) (continued)

March 31, 2026

Pursuant to EEA data protection legislation, investors have the right to object to processing of personal information and a number of other rights which may be exercised in certain circumstances, i.e.:

•	the right of access to personal information held;

•	the right to amend and rectify any inaccuracies in personal information held;

•	the right to erase personal information held;

•	the right to data portability of personal information held; and

•	the right to request restriction of the processing of personal information.

These rights will be exercisable, subject to limitations as provided for in EEA data protection legislation. Any Notice Recipient may make a request to StepStone to exercise these rights by contacting us at privacy@stepstonegroup.com.

Rights for California Residents

The California Consumer Privacy Act of 2018, California Civil Code Sections 1798.100 et seq. (CCPA) additionally affords data protection rights to persons who are California residents. California residents, please see our California Consumer Privacy Act Disclosures here.

Rights for Swiss and Australian Residents

Personal information may be transmitted to StepStone’s affiliates and non-affiliates outside of Switzerland or Australia (as described in the sections on disclosure above). The countries in which personal information may be transmitted are the following: Australia; Brazil; Canada; Chile; China; Germany; Ireland; Italy; Japan; Kingdom of Saudi Arabia; Korea; Luxembourg; Malaysia; Mexico; Netherlands; Singapore; Spain; Switzerland; the United States; United Arab Emirates; and the United Kingdom. Any such transfers will be made in compliance with applicable data protection legislation, and appropriate measures are in place to facilitate this, such as entering into a data transfer agreement or Model Contractual Clauses (as published by the European Commission and for Switzerland with the Swiss Addendum).

Pursuant to Australian privacy legislation, a Notice Recipient has the right of access to personal information held and the right to amend and rectify any inaccuracies in personal information held.

These rights will be exercisable, subject to limitations as provided for in Australian privacy legislation. Any Notice Recipient may make a request to StepStone to exercise these rights by contacting us at privacy@stepstonegroup.com.

Retention of Personal Information

Please note that personal information may be retained by StepStone for the duration of a Notice Recipient’s investment or engagement with StepStone, and afterwards in accordance with StepStone’s legal and regulatory obligations and policies.

Links to Other Sites

Our websites may contain links to other sites. Please be aware that we are not responsible for the content or privacy practices of such other sites. We encourage our users to be aware when they leave our site and to read the privacy statements of any other linked sites that collect personal information.

Contact Us

For queries, requests, complaints or comments in respect of this Notice, or the way in which StepStone uses personal information, or if you need to access the policy in an alternative format due to a disability, please contact us at privacy@stepstonegroup.com, fill out our Contact Us form available on our website, or call +1-888-995-0350. StepStone will verify your identity using at least two data points and try to respond to you as soon as possible. You may also authorize an agent to submit a request on your behalf, so long as you provide the authorized agent written permission to request on your behalf, and your authorized agent is able to verify their identity with us.

Note that Notice Recipients have the right to lodge a complaint with the appropriate regulator.

Changes to Privacy Policy

StepStone may modify its privacy policy at any time. If we make any changes to this Privacy Policy, we will provide notice of such changes, as appropriate (e.g., on our website or by an email notification to the address you have provided).

Investment Adviser and Administrator
StepStone Group Private Wealth LLC
128 S Tryon St., Suite 1600

Charlotte, North Carolina 28202
www.stepstonepw.com

Investment Sub-Adviser

StepStone Group LP

4225 Executive Square, Suite 1600
La Jolla, California 92037

Custodian

UMB Bank, N.A.

928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Sub-Administrator, Transfer Agent and Sub-Accountant

UMB Fund Services, Inc.
235 W. Galena Street

Milwaukee, Wisconsin 53212-3949

Phone: (414) 299-2200

Distributor
Distribution Services, LLC
3 Canal Plaza, Suite 100

Portland, Maine 04101

Independent Registered Public Accounting Firm

Ernst & Young LLP
One Manhattan West

New York, New York 10001

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

(a)	StepStone Private Equity Strategies Fund (the “Fund” or the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The Registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)	Not applicable.

(f)	The Registrant’s code of ethics is attached as Exhibit (a)(1) to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Mr. Tracy Schmidt who is independent as defined in Form N-CSR Item 3 (a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for the period ended March 31, 2026 (the Registrant’s first period of operations) for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the period are $0.16 million.

Audit-Related Fees

(b) The aggregate fees billed for the period ended March 31, 2026 (the Registrant’s first period of operations) for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0.01 million. Audit-related fees principally include fees associated with reviewing and providing comments on semi-annual reports and issuing consents.

Tax Fees

(c) The aggregate fees billed for the period ended March 31, 2026 (the Registrant’s first period of operations) for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are $0.07 million. Tax-related fees principally include fees associated with the preparation of taxable income calculations and federal income tax forms.

All Other Fees

(d) The aggregate fees billed for the period ended March 31, 2026 (the Registrant’s first period of operations) for products and services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item are $0.

(e)(1) During its regularly scheduled periodic meetings, the Registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant.

The audit committee may, from time to time, delegate to one or more of its members who are “independent trustees” (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) pre-approval authority for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees that are pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: (i) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the Registrant to its principal accountant during the fiscal year in which services are provided; (ii) such services were not recognized by the Registrant at the time of engagement as non-audit services; and (iii) such services are promptly brought to the attention of the audit committee of the Registrant, approved prior to the completion of the audit, and approved based upon a determination that the service is eligible for waiver.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable.

(c) 0%

(d) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the period ended March 31, 2026 (the Registrant’s first period of operations) were $0.27 million.

(h) The Registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were rendered.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Shareholders filed under Item 1(a) of this Form.

(b) Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund’s investment adviser, StepStone Group Private Wealth LLC (the “Adviser”), has delegated proxy voting responsibility to StepStone Group LP (the “Sub-Adviser”). The Sub-Adviser’s exercise of this delegated proxy voting authority on behalf of the Fund is subject to the oversight of the Adviser.

The policies and procedures used by the Sub-Adviser to determine how to vote proxies relating to portfolio securities is set forth below:

PROXY VOTING POLICY

Pursuant to Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940 (the “Advisers Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (A) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (B) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (C) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Voting Proxies

The Sub-Adviser is responsible for voting proxies on behalf of the Fund. The Sub-Adviser must vote proxies in a way that is consistent with the Sub-Adviser’s fiduciary duty to the Fund, and any investment policy of the Fund and maintain records of proxies voted, together with a brief explanation why votes were cast in a particular way.

The Sub-Adviser, as a matter of policy and as a fiduciary to the Fund, has responsibility for voting proxies for portfolio securities consistent with the best economic interest of the Fund. The Sub-Adviser’s policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as make information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

The Sub-Adviser has adopted the following procedures to implement the Sub-Adviser’s policy in regard to the Fund.

Voting Procedures

All investment professionals will forward any proxy materials received on behalf of the Fund to the Sub-Adviser’s Chief Compliance Officer, as applicable.

The Sub-Adviser’s Chief Compliance Officer, as applicable, will verify the Fund holds the security to which the proxy relates.

Absent material conflicts, the investment professionals responsible for the investment to which the proxy materials relate, in consultation with the Sub-Adviser’s Chief Compliance Officer will determine how the Sub-Adviser should vote the proxy in accordance with applicable voting guidelines, complete the proxy, and vote the proxy in a timely and appropriate manner.

Voting Guidelines

The Sub-Adviser will vote proxies in the best interests of the Fund. The Sub-Adviser’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client or as documented in the file by the Sub-Adviser’s Chief Compliance Officer, as applicable. Clients of the Sub-Adviser, outside of the Fund, are permitted to place reasonable restrictions on the Sub-Adviser’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

The Sub-Adviser will generally vote in favor of routine corporate housekeeping proposals such as to change capitalization (e.g., increase the authorized number of common or preferred shares of stock (to the extent there are not disproportionate voting rights per preferred share)), the election of directors, setting the time and place of the annual meeting, change of fiscal year, change of name, and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services.

In the case of non-routine matters, voting decisions will generally be made in support of management, unless it is believed that such recommendation is not in the best interests of the Fund. On a case by case basis, the Sub-Adviser will decide non-routine matters, taking into account the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices. These matters include, but are not limited to, change of domicile, change in preemptive rights or cumulative voting rights, compensation plans, investment restrictions for social policy goals, precatory proposals, classification of the board of directors, poison pill proposals or amendments, recapitalizations, and super-majority voting.

The Sub-Adviser will abstain from voting if it is determined to be in the best interests of the Fund. In making such a determination, various factors will be considered, including, but not limited to, the costs associated with exercising the proxy (e.g., travel or translation costs) and any legal restrictions on trading resulting from the exercise of the proxy. In consultation with the Sub-Adviser’s Chief Compliance Officer, as applicable, the Sub-Adviser may also consider any special regulatory implications applicable to the client or the Sub-Adviser resulting from the exercise of the proxy.

Conflicts of Interest

The Sub-Adviser will identify any conflicts that exist between the interests of the Sub-Adviser and the client by reviewing the relationship of the Sub-Adviser with the issuer of each security to determine if the Sub-Adviser or any of its employees has any financial, business or personal relationship with the issuer.

If a material conflict of interest exists, the Sub-Adviser’s Chief Compliance Officer, as applicable, will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

The Sub-Adviser will maintain a record of the resolution of any conflict of interest.

Recordkeeping

The Sub-Adviser’s Chief Compliance Officer, as applicable, shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

●	These policies and procedures and any amendments.

●	Each proxy statement that the Sub-Adviser receives.

●	A record of each vote that the Sub-Adviser casts.

●	Any document the Sub-Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the Sub-Adviser’s Chief Compliance Officer or proxy committee, if applicable.

●	A copy of each written request from the Board for information on how the Sub-Adviser voted the Fund’s proxies, and a copy of any written response.

Private Markets Investments

Investments in private markets are often subject to contractual agreements among the investors in the fund or company. If the Sub-Adviser has the authority to vote with respect to the interests, it will exercise its rights in accord with its contractual obligations and, if its vote is not constrained by contract, the Sub-Adviser will determine how to vote based on the principles described above. Records relating to the vote will be kept for the five-year retention period.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Fund Management

The following provides biographical information about the individuals who are primarily responsible for the day-to-day management of the Registrant’s portfolio (the “Portfolio Managers” and each, a “Portfolio Manager”) as of the date of this filing:

Thomas Keck

Mr. Keck leads the Sub-Adviser's global research activities and the development of SPI™, the Sub-Adviser's proprietary research database. He is also involved in the Sub-Adviser's environmental, social and governance and risk management initiatives.

Prior to co-founding the Sub-Adviser, Mr. Keck was a managing director at Pacific Corporate Group, a private equity investment firm that oversaw over $15 billion of private equity commitments for institutional investors. Before that he was a principal with Blue Capital, a middle market buyout firm.

Mr. Keck graduated cum laude with a BA from the George Washington University and received his MBA with high honors from the University of Chicago Booth School of Business. He served in the US Navy as a Naval Flight Officer, receiving numerous decorations flying EA-6Bs off the USS Nimitz (CVN-68).

Michael Elio

Mr. Elio is a member of the Sub-Adviser's private equity team, focusing on middle-market buyouts and secondary funds. He is also involved in advisory and portfolio management activities.

Prior to joining the Sub-Adviser in 2014, Mr. Elio was a managing director at ILPA, where he led programs around research, standards and industry strategic priorities. Before that he was a partner and managing director at LP Capital Advisors where he led the firm’s Boston office and served as the lead consultant to North American and European institutional investors. Mr. Elio was the primary consultant for many of the firm’s largest clients including public and private pension plans committing more than $5 billion annually.

John Kettnich

Mr. Kettnich is a member of the private equity team, focusing on secondary investments. He is also involved in various portfolio management activities.

Since the Sub-Adviser's inception, Mr. Kettnich has helped to build the Firm’s primary diligence and research platform, as well as its secondary investment business. He also spent time living in Beijing and London, where he focused on developing the Sub-Adviser's international business. Before joining the Sub-Adviser in 2007, Mr. Kettnich was with PCG Capital Partners, the direct investment arm of Pacific Corporate Group, where he sourced and evaluated middle-market buyout and growth equity investments.

Mr. Kettnich graduated summa cum laude with a BBA from the University of San Diego and is a CFA charterholder.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by the Portfolio Managers

(As of March 31, 2026)

	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee: (in billions)			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based: (in billions)
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Thomas Keck	One account, $5.8	Zero accounts	One account, $2.3	Zero accounts	Two accounts, $0.4	Zero accounts
Michael Elio	One account, $5.8	Two accounts, $0.04	14 accounts, $84.4	Zero accounts	Nine accounts, $4.4	Zero accounts
John Kettnich	One account, $5.8	Zero accounts	Five accounts, $8.3	Zero accounts	13 accounts, $9.4	Zero accounts

Conflicts of Interest

A potential conflict of interest may arise as a result of a Portfolio Manager’s provision of advisory services to other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (“Other Accounts”). The Sub-Adviser may receive fees from Other Accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the Portfolio Managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.

The Sub-Adviser has implemented procedures that are designed to ensure that investment opportunities are allocated in a manner that: (i) treats all of its clients fairly and equitably; (ii) prevents conflicts regarding allocation of investment opportunities among its clients; and (iii) complies with applicable regulatory requirements. For example, the Sub-Adviser uses an allocation methodology designed to allocate all investments ratably based on a defined allocation procedure. Notwithstanding the foregoing, an aggregated investment may be allocated on a different basis under certain circumstances depending on factors which include, but are not limited to, available cash, liquidity requirements, risk parameters and legal and/or regulatory requirements.

The Sub-Adviser and its investment personnel, including a Portfolio Manager, may hold investments in Other Accounts. This may create an incentive for the Sub-Adviser and its investment personnel to take investment actions based on those investment interests which might diverge, in some cases, from the interests of other clients or favor or disfavor certain funds over other funds. Any potential conflict that arises from these circumstances is mitigated by several factors, including: (i) the fact that the Sub-Adviser’s investment process is designed to achieve long-term capital appreciation as opposed to short-term profits and (ii) the fact that the allocation process is controlled by finance and compliance personnel for the Sub-Adviser.

(a)(3) Compensation Structure of Portfolio Managers

The Sub-Adviser’s philosophy on compensation is to provide senior professionals incentives that are tied to both short-term and long-term performance of the Sub-Adviser. All investment professionals are salaried. Further, all investment professionals are eligible for a short-term incentive bonus each year that is discretionary and based upon the professional’s performance, as well as the performance of the business.

As of March 31, 2026, compensation for the Portfolio Managers includes, a salary, a discretionary bonus and certain retirement benefits from the Sub-Adviser. Additionally, each Portfolio Manager has an equity interest in the Sub-Adviser and indirectly benefits from the success of the Fund based on his ownership interest.

(a)(4) Disclosure of Securities Ownership

Portfolio Manager Ownership of Securities in the Fund

Name of Portfolio Manager	Dollar Range of Securities Beneficially Owned by Portfolio Manager (As of March 31, 2026)
Thomas Keck	Over $1,000,000
Michael Elio	Over $1,000,000
John Kettnich	Over $1,000,000

(b) Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

No purchases were made during the reporting period by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's board of trustees during the period covered by this report.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF THE SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a) Not applicable.

(b) Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a) Not applicable.

(b) Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	StepStone Private Equity Strategies Fund

By (Signature and Title)*	/s/ Robert W. Long
Robert W. Long, President
(Principal Executive Officer)

Date	June 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert W. Long
Robert W. Long, President
(Principal Executive Officer)

Date	June 9, 2026

By (Signature and Title)*	/s/ Kimberly S. Zeitvogel
Kimberly S. Zeitvogel, Treasurer
(Principal Financial Officer)

Date	June 9, 2026

* Print the name and title of each signing officer under his or her signature.